EXHIBIT 1

(A free translation of the original in Portuguese)

GERDAU S.A.
REPORT OF INDEPENDENT ACCOUNTANTS ON THE
LIMITED REVIEW OF QUARTERLY INFORMATION (ITR)
SEPTEMBER 30, 2002

               (A free translation of the original in Portuguese)

REPORT OF INDEPENDENT ACCOUNTANTS
ON THE LIMITED REVIEW


October 15, 2002

To the Board of Directors and Shareholders
Gerdau S.A.



1 We have performed a limited review of the quarterly information of Gerdau S.A. (parent company) and of the consolidated quarterly information of Gerdau S.A. and its subsidiary companies as of and for the quarter and nine-month period ended September 30, 2002. This quarterly information is the responsibility of Company management.

2 Our reviews were conducted in accordance with specific standards established by the Brazilian Institute of Independent Auditors (IBRACON) in conjunction with the Federal Accounting Council (CFC) and consisted primarily of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas of the companies as to the main criteria adopted in the preparation of the quarterly information, and (b) review of the information and subsequent events that have or could have significant effects on the financial position and operations of the companies.

3 Based on our limited reviews, we are not aware of any significant change that should be made to the quarterly information for it to be in conformity with accounting principles determined by Brazilian corporate law for the preparation of quarterly information and the standards established by the Brazilian Securities Commission (CVM).

October 15, 2002
Gerdau S.A.


4 The quarterly information (ITR) also contains accounting information for the quarter ended June 30, 2002, which was reviewed by us, and for the nine-month period ended September 30, 2001, which was reviewed by other independent accountants. Unqualified limited review reports on this quarterly information were issued on July 15, 2002 and October 16, 2001, respectively.


          PricewaterhouseCoopers              Carlos Alberto de Sousa
          Auditores Independentes             Partner
          CRC 2SP000160/O-5 "S" RS            Contador CRC 1RJ056561/S-7 "S" RS

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


----------------------------------------------------------------------------------------------------------------
REGISTRATION WITH CVM DOES NOT IMPLY ANY APPROVAL OF THE COMPANY. THE ACCURACY OF THE INFORMATION IS THE
RESPONSIBILITY OF COMPANY MANAGEMENT.
----------------------------------------------------------------------------------------------------------------

01.01  -  IDENTIFICATION
----------------------------------------------------------------------------------------------------------------
1  -  CVM CODE                2  -  COMPANY NAME                      3  -  General Taxpayers' Registration (CNPJ)
00398-0                       Gerdau S.A.                             33.611.500/0001-19
----------------------------------------------------------------------------------------------------------------
4  - Register Inscription Number - NIRE
33300032266
----------------------------------------------------------------------------------------------------------------

01.02 - HEAD OFFICE
----------------------------------------------------------------------------------------------------------------

1 - FULL ADDRESS                   2 - SUBURB OR DISTRICT
Av. Joao XXXIII, 6777              Sta. Cruz
----------------------------------------------------------------------------------------------------------------

3 - ZIP CODE                       4 - MUNICIPALITY                                 5 - STATE
23568-900                          Rio de Janeiro                                   RJ
----------------------------------------------------------------------------------------------------------------

6 - AREA CODE                      7 - TELEPHONE                8 - TELEPHONE       9 - TELEPHONE   10 - TELEX
21                                 2414-6000                    -                   -
----------------------------------------------------------------------------------------------------------------

11- AREA CODE                      12 - FAX                     13 - FAX            14 - FAX
21                                 2414-6243                    -                   -
----------------------------------------------------------------------------------------------------------------

15 - E-MAIL
Inform@gerdau.com.br
----------------------------------------------------------------------------------------------------------------


01.03 - INVESTOR RELATIONS OFFICER (Company Mail Address)
----------------------------------------------------------------------------------------------------------------
1 - NAME                         2 - ADDRESS
Osvaldo Burgos Schirmer          Av. Farrapos, 1811
----------------------------------------------------------------------------------------------------------------

3 - SUBURB OR DISTRICT           4 - ZIP CODE                 5 - MUNICIPALITY             6 - STATE
Floresta                         90220-005                    Porto Alegre                 RS
----------------------------------------------------------------------------------------------------------------

6 - AREA CODE                      7 - TELEPHONE                8 - TELEPHONE       9 - TELEPHONE   10 - TELEX
51                                 3323-2000                    -                   -
----------------------------------------------------------------------------------------------------------------
11- AREA CODE                      12 - FAX                     13 - FAX            14 - FAX
51                                 3323-2281                    -                   -
----------------------------------------------------------------------------------------------------------------
15 - E-MAIL
inform@gerdau.com.br
----------------------------------------------------------------------------------------------------------------


01.04 - GENERAL INFORMATION / INDEPENDENT ACCOUNTANTS
----------------------------------------------------------------------------------------------------------------
         CURRENT YEAR                     CURRENT QUARTER                       PRIOR QUARTER
----------------------------------------------------------------------------------------------------------
1-BEGINNING    2-END            3-NUMBER    4-BEGINNING   5-END      6-NUMBER     7-BEGINNING    8-END
1/1/2002       12/31/2002            3      7/1/2002      9/30/2002       2       4/1/2002       6/30/2002
----------------------------------------------------------------------------------------------------------------

9 - NAME OF INDEPENDENT ACCOUNTANTS                                                      10 - CODE CVM
PricewaterhouseCoopers Auditores Independentes                                           00287-9
----------------------------------------------------------------------------------------------------------------

11 - NAME OF RESPONSIBLE ACCOUNTANT                                                      12 - TAXPAYER ID NO.
                                                                                         OF RESP. ACCOUNTANT
Carlos Alberto de Souza                                                                  724.687.697-91
----------------------------------------------------------------------------------------------------------------


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


01.05 - CAPITAL COMPOSITION
------------------------------------------------------------------------------------------------------------------
                NUMBER           1 - CURRENT QUARTER           2 - PRIOR QUARTER               3 - SAME QUARTER
             (THOUSANDS)                9/30/2002                     6/30/2002                      PRIOR YEAR
                                                                                                      9/30/2001
------------------------------------------------------------------------------------------------------------------
Subscribed Capital
------------------------------------------------------------------------------------------------------------------

1 - Common                                 39,590,942                 39,590,942                     39,382,020
------------------------------------------------------------------------------------------------------------------
2 - Preferred                              74,527,529                 74,527,529                     74,109,686
------------------------------------------------------------------------------------------------------------------
3 - Total                                 114,118,471                114,118,471                    113,491,706
------------------------------------------------------------------------------------------------------------------
Treasury Stock
---------------------------------------------------- -------------------------------------------------------------
4 - Common                                          0                                 0                          0
------------------------------------------------------------------------------------------------------------------
5 - Preferred                                       0                                 0                          0
------------------------------------------------------------------------------------------------------------------
6 - Total                                           0                                 0                          0
------------------------------------------------------------------------------------------------------------------


01.06 - CHARACTERISTICS OF THE COMPANY
--------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Commercial, Industrial and Other
--------------------------------------------------------------------------------
2 - SITUATION
Operating
--------------------------------------------------------------------------------
3 - SHARE CONTROL NATURE
Private National
--------------------------------------------------------------------------------
4 - ACTIVITY CODE
1140200 - Siderurgy
--------------------------------------------------------------------------------
5 - MAIN ACTIVITY
Siderurgy
--------------------------------------------------------------------------------
6 - CONSOLIDATION TYPE
Total
--------------------------------------------------------------------------------
7 - TYPE OF REPORT OF INDEPENDENT ACCOUNTANTS
Without qualification
--------------------------------------------------------------------------------


01.07 - COMPANIES EXCLUDED FROM THE CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------
1-ITEM      2- CNPJ                  3-NAME
------------------------------------------------------------------------------------------------------------------


01.08 - DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER
-----------------------------------------------------------------------------------------------------------------------------------
1- ITEM        2 - EVENT     3 - DATE      4 - TYPE                      5 - DATE OF               6 - TYPE OF     7 - EARNINGS
                             APPROVED                                    PAYMENT                   SHARE           PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
01
               RCA           6/28/2002     Interest on own capital       8/15/2002                 ON              0.000700000
-----------------------------------------------------------------------------------------------------------------------------------
02
               RCA           6/28/2002     Interest on own capital       8/15/2002                 PN              0.000700000
-----------------------------------------------------------------------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


01.09 - SUBSCRIBED CAPITAL AND ALTERATIONS DURING THE QUARTER
----------------------------------------------------------------------------------------------------------------------------------
1- ITEM        2 - DATE OF         3 - Subscribed          4 - CHANGE             5 - NATURE    6 - NUMBER OF      7 - SHARE PRICE
               CHANGE              Capital                 AMOUNT                 OF CHANGE     SHARES ISSUED      ON ISSUE DATE

                                   (Thousands of reais)   (Thousands of reais )                   (Thousand)           (Reais)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


01.10 - INVESTOR RELATIONS OFFICER
-----------------------------------------------------------------------------------------------------------------
1 - DATE                             2 - SIGNATURE
-----------------------------------------------------------------------------------------------------------------
10/17/2002
-----------------------------------------------------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


02.01 - BALANCE SHEET - ASSETS (R$ THOUSAND)

--------------- --------------------------------------------------- ----------------------- -----------------------

1 - CODE        2 - DESCRIPTION                                     3 - 9/30/2002           4 - 6/30/2002

--------------- --------------------------------------------------- ----------------------- -----------------------
1               Total assets                                                     7,489,835               5,280,916
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01            Current assets                                                   1,557,843               1,169,501
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.01         Available funds                                                     28,688                  11,619
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02         Credits                                                            899,808                 552,816
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02.01      Trade accounts receivable                                          535,248                 458,474
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02.03      Tax credits                                                         20,128                  15,674
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02.05      Marketable securities                                              344,432                  78,668
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03         Inventories                                                        532,200                 544,735
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.01      Finished products                                                  185,243                 206,568
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.02      Work in process                                                    101,037                 105,208
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.03      Raw materials                                                      103,730                  99,321
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.04      Warehouse materials                                                113,057                 117,332
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.05      Advances to suppliers                                               20,133                  16,306
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04         Other                                                              106,147                  60,331
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04.01      Other accounts receivable                                           47,937                  39,368
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04.02      Deferred income tax and social contribution                         37,691                   3,063
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04.03      Advances to employees                                               20,519                  17,900
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02            Long-term receivables                                              140,629                 154,025
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.01         Sundry credits                                                      56,206                  23,314
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.01.01      Debtors under contract                                              19,467                  16,649
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.01.02      Eletrobras loans                                                     8,908                   6,665
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.01.03      Credits on swap transactions                                        27,831                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02         Receivables from related companies                                  16,251                  50,419
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02.01      Associated companies                                                     0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02.02      Subsidiary companies                                                16,251                  50,419
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02.03      Other                                                                    0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.03         Other                                                               68,172                  80,292
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.03.01      Judicial deposits and other                                         36,558                  56,044
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.03.02      Deferred income tax and social contribution                         31,614                  24,248
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03            Permanent assets                                                 5,791,363               3,957,390
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01         Investments                                                      4,139,394               2,318,005
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01.01      In associated companies                                                  0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01.02      In subsidiary companies                                          4,125,779               2,304,398
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01.03      Other                                                               13,615                  13,607
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02         Fixed assets                                                     1,643,980               1,630,593
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.01      Land, buildings and constructions                                  677,791                 678,207
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.02      Machinery, equipment and installations                           2,015,024               1,985,991
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.03      Furniture and fixtures                                              34,290                  34,278
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.04      Vehicles                                                            19,944                  19,940
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.05      Electronic data equipment                                          154,114                 152,429
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.06      Construction in progress                                           208,168                 188,649
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.07      Forestation/reforestation                                          100,327                  95,692
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.08      Accumulated depreciation                                       (1,565,677)             (1,524,593)
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.03         Deferred charges                                                     7,989                   8,792
--------------- --------------------------------------------------- ----------------------- -----------------------



(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


02.02 - BALANCE SHEET - LIABILITIES AND SHAREHOLDERS' EQUITY (R$ THOUSAND)

--------------- ----------------------------------------------- ------------------------ ------------------------
1 - CODE        2 - DESCRIPTION                                 3 - 9/30/2002            4 - 6/30/2002
--------------- ----------------------------------------------- ------------------------ ------------------------
2               Total liabilities and shareholders' equity                    7,489,835                5,280,916
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01            Current liabilities                                           1,219,125                  832,533
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.01         Financings                                                      941,013                  505,717
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.02         Debentures                                                            0                         0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.03         Suppliers                                                       126,325                  114,737
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.04         Taxes, charges and contributions                                 84,930                   89,960
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.05         Dividends payable                                                     0                   69,472
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.06         Provisions                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.07         Payables to related companies                                         0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08         Other                                                            66,857                   52,647
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.01      Salaries payable                                                 40,049                   33,164
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.02      Deferred income tax and social contribution                           0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.03      Statutory participations                                          3,479                    4,676
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.04      Other payables                                                   23,329                   14,807
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.05      Creditors under contract                                              0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02            Long-term liabilities                                         2,988,332                1,506,450
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.01         Financings                                                    1,119,214                1,033,411
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.01.01      Local financing                                                 359,764                  304,429
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.01.02      Foreign financing                                               759,450                  728,982
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.02         Debentures                                                      553,397                  224,320
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.03         Provisions                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.04         Payables to related companies                                  1,149,265                  76,846
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.04.01      Subsidiary companies                                          1,149,265                   78,846
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05         Other                                                           166,456                  171,873
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.01      Provision for contingencies                                      91,849                   99,041
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.02      Deferred income tax and social contribution                      33,774                   34,047
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.03      Other payables                                                   23,502                   25,454
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.04      Benefits to employees                                            13,331                   13,331
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.05      Creditors under contract                                          4,000                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.03            Deferred income                                                       0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05            Shareholders' equity                                          3,282,378                2,941,933
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.01         Paid-up capital                                               1,335,120                1,335,120
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.02         Capital reserves                                                288,945                  277,813
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.02.01      Capital restatement                                                   0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.02.02      Investment subsidies                                            261,271                  250,139
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.02.03      Special reserve - Law 8200/91                                    21,487                   21,487
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.02.04      Other                                                             6,187                    6,187
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.03         Revaluation reserves                                                  0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.03.01      Own assets                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.03.02      Associated/subsidiary companies' assets                               0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04         Revenue reserves                                              1,110,413                1,110,413
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.01      Legal                                                            87,408                   87,408
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.02      Statutory                                                     1,023,005                1,023,005
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.03      Contingencies                                                         0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.04      Unrealized profits                                                    0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.05      Retention of profits                                                  0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.06      Special for undistributed dividends                                   0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.07      Other                                                                 0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.05         Retained earnings                                               547,900                  218,587
--------------- ----------------------------------------------- ------------------------ ------------------------


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


03.01 - STATEMENT OF INCOME (R$ THOUSAND)

------------- ------------------------------------------------ ------------ ------------ ------------- -----------
Code          Description
                                                               3 -          4 -          5 -           6 -
                                                               7/1/2002     1/1/2002     7/1/2001 to   1/1/2001 to
                                                               to           to           9/30/2001     9/30/2001
                                                               9/30/2002    9/30/2002
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.01          Gross sales and/or services                        1,419,375    3,636,438     1,072,660     2,951,872
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.02          Deductions                                         (296,844)    (773,692)     (241,508)     (657,756)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.02.01       Taxes on sales                                     (257,091)    (674,837)     (208,943)     (564,568)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.02.02       Freights and discounts                              (39,753)     (98,855)      (32,565)      (93,188)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.03          Net sales and/or services                          1,122,531    2,862,746       831,152     2,294,116
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.04          Cost of sales and/or services rendered             (650,497)  (1,691,503)     (480,574)   (1,459,337)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.05          Gross profit                                         472,034    1,171,243       350,578       834,779
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06          Operating expenses/income                          (167,624)    (508,530)     (174,988)     (417,112)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.01       Selling                                             (64,941)    (176,867)      (59,050)     (147,979)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.02       General and administrative                          (75,459)    (209,569)      (70,118)     (198,619)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.03       Financial, net                                     (443,603)    (622,868)     (123,504)     (308,831)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.03.01    Financial income                                      53,367       83,718        21,742        47,291
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.03.02    Financial expenses                                 (496,970)    (706,586)     (145,246)     (356,122)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.04       Other operating income                                 2,255        6,084         2,060         7,978
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.05       Other operating expenses                                   0            0             0             0
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.06.06       Equity in the results of subsidiary companies        414,124      494,690        75,624       230,339
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.07          Operating profit                                     304,410      662,713       175,590       417,667
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.08          Non-operating results                               (13,757)     (22,846)       (5,051)       (4,414)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.08.01       Income                                                     0            0             0           637
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.08.02       Expenses                                            (13,757)     (22,846)       (5,051)       (5,051)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.09          Net income before taxation and participations        290,653      639,867       170,539       413,253
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.10          Provision for income tax and social                    (128)     (48,942)      (16,804)      (31,111)
              contribution
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.11          Deferred income tax                                   37,734       40,480       (4,128)       (4,523)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.12          Statutory participations and contributions           (3,479)      (8,155)       (1,882)       (5,543)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.12.01       Participations                                       (3,479)      (8,155)       (1,882)       (5,543)
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.12.02       Contributions                                              0            0             0             0
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.13          Reversal of interest on own capital                        0            0             0             0
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
3.15          Net income for the period                            324,780      623,250       147,725       372,076
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
              Number of shares (thousand), excluding           114,118,471  114,118,471   113,491,706   113,491,706
              treasury stock
------------- ------------------------------------------------ ------------ ------------ ------------- -----------
              Net income per share                                 0.00285      0.00546       0.00130       0.00328
------------- ------------------------------------------------ ------------ ------------ ------------- -----------


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION


NOTE 1 - PRESENTATION OF THE FINANCIAL STATEMENTS

     The financial statements have been prepared in accordance with corporate law (Law No. 6404/76, amended by articles 4 and 5 of Law No. 9249/95) and CVM Instruction 248 using book values.


NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

A) Available funds and marketable securities are recorded at cost plus income accrued up to the balance sheet date, applying the interest rates agreed with the financial institutions.
B) Allowance for doubtful accounts is calculated based on the risk rating of receivables, which takes into consideration historical losses, individual situation of customers, and the evaluation of legal advisors and is considered sufficient to cover possible losses on receivables.
C) Inventories are stated at the lower of market value and average production or purchase cost.
D) Investments in subsidiaries are accounted for using the equity method. The result of the equity pick-up is recorded in an operating results account.
E) Fixed assets are recorded at cost, net of depreciation. Depreciation is calculated on the straight-line basis and takes into consideration the estimated useful lives of assets. Interest on financings used to finance construction in progress is added to the cost of constructions.
F) Deferred charges: amortizations are calculated on the straight-line method at rates determined based on the production of projects implemented in relation to installed capacities.
G) Income tax and social contribution are calculated in conformity with legislation in force. Deferred income tax and social contribution are determined based on CVM Resolution 273/98.
H) Other current and long-term liabilities are recorded at known or estimated amounts plus accrued charges and indexation readjustments, when applicable.


NOTE 3 - CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements at September 30, 2002 include the accounts of Gerdau S.A. and the directly and indirectly controlled subsidiaries listed below:

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

Florestal Itacambira S.A. (100%), Florestal Rio Largo Ltda. (99%), Itaguai Com. Imp. e Exp. Ltda. (99%), Seiva S.A. - Florestas e Industrias (96%), Gerdau Laisa S.A. (99%), Gerdau Aza S.A. (99%), Industria Del Aciero S.A.-Indac (99%), Gerdau Chile Inversiones Ltda. (99%), Aceros Cox S.A. (100%), Axol S.A. (100%), Gerdau MRM Steel Inc. (100%), Gerdau Courtice Steel Inc. (100%), Gerdau Steel Inc. (100%), FLS Holdings Inc. (100%), GTL Equity Investments Corp. (100%), GTL Financial Corp. (100%), Gerdau GTL Spain S.L. (100%), Gerdau MRM Holdings Inc. (100%), Sociedad Industrial Puntana S.A. - SIPSA (38%), Sipar Aceros S.A. (38%), AmeriSteel Corporation (87%), Gerdau USA Inc. (100%), Aco Minas Gerais S.A. - Acominas (79%), Armafer Servicos de Contrucao Ltda. (100%), Prontofer Servicos de Construcao Ltda. (100%), Gerdau Participacoes Ltda. (100%), CEA Participacoes S.A. (99%), Gerdau Internacional Empreendimentos Ltda. - Grupo Gerdau (99%), Natsteel Brasil Ltda. (100%), Acominas Overseas Ltd. (79%), Aco Minas Com. Imp. Exp. S.A. (79%), and Laminadora do Sul S.A. (100%).

Accounting practices used in preparing the consolidated financial statements which deserve note are as follows:

a) Gerdau S.A. and its subsidiaries adopt consistent accounting practices to record operations and value their assets and liabilities. The financial statements of foreign companies are translated using the exchange rate in effect on the balance sheet date;

b) Balance sheet accounts arising from transactions between consolidated companies have been eliminated;

c) Holdings of minority shareholders in subsidiaries are shown separately.

The Company records goodwill and negative goodwill in its directly or indirectly controlled subsidiary companies which is being amortized as the assets that generated them are realized or based on projections of future results, as follows:

                                                    9.30. 2002        6.30.2002
                                               ---------------  ---------------
Goodwill in the investment account                     437,494         290,940
Goodwill in the fixed assets account                   368,318         357,784
Negative goodwill in the fixed assets account        (300,119)        (280,012)

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


04.01 - NOTES TO THE QUARTERLY INFORMATION


NOTE 4 - DEFERRED INCOME TAX AND SOCIAL CONTRIBUTION


------------------------------------------------------------------------------------------------------------------
                                                     Company
------------------------------------------------------------------------------------------------------------------
DEFERRED BALANCES                                                                                      R$ THOUSAND
------------------------------------------------------------------------------------------------------------------
                                                  September 30, 2002                                 June 30, 2002

                            ----------------------------------------  --------------------------------------------
                                                              ASSETS                                        ASSETS
                            -----------------------------------------  -------------------------------------------
                                                  Social                                       Social
                              Income tax    contribution       Total      Income tax     contribution        Total
                            -------------  -------------- -----------  --------------  ---------------  ----------
Current                           26,583          11,108      37,691           2,273              790        3,063
Long term                         25,122           6,492      31,614          19,283            4,965       24,248
                            -------------  -------------- -----------  --------------  ---------------  ----------
                                  51,705          17,600      69,305          21,556            5,755       27,311

                                          LIABILITIES                                  LIABILITIES
                            ----------------------------------------  --------------------------------------------
                                                  Social                                       Social
                              Income tax    contribution       Total      Income tax     contribution        Total
                            -------------  -------------- -----------  --------------  ---------------  ----------
Current                               -               -           -               -                -            -
Long term                         29,721           4,053      33,774          30,364            3,683       34,047
                            -------------  -------------- -----------  --------------  ---------------  ----------
                                  29,721           4,053      33,774          30,364            3,683       34,047


BASIS FOR RECOGNITION OF DEFERRED TAXES

                                                                                                    R$ THOUSAND
                                                     -------------------------------------------------------------
                                                             SEPTEMBER 30, 2002                  JUNE 30, 2002
                                                     ----------------------------  -------------------------------
                                                          INCOME           SOCIAL       INCOME              SOCIAL
                                                             TAX     CONTRIBUTION          TAX        CONTRIBUTION
                                                     -----------  ---------------  ------------ ------------------
ASSETS
Tax loss carryforwards                                  94,684                -             -                -
Social contribution negative basis                           -          112,081             -                -
Provision for tax contingencies                         47,791           47,791        55,157           55,157
Provision for expenses (commissions, etc.)              11,341           11,341         8,783            8,783
Provision for losses - Eletrobras loans                 39,675           11,009        22,284                -
Provision for post-employment benefits                  13,332           13,332             -                -
                                                     -----------  ---------------  ------------ ----------------
                                                       206,823          195,554        86,224           63,940
LIABILITIES
Accelerated depreciation with tax incentive            102,051           29,997       102,712           24,939
Capital gain                                            16,834           15,036        18,207           15,987
                                                     -----------  ---------------  ------------ ----------------
                                                       118,885           45,033       121,455           40,926

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


     RECONCILIATION OF RESULT                                                                            R$ THOUSAND
                                     -------------------------------------------------------------------------------
                                                          SEPTEMBER 30, 2002                      SEPTEMBER 30, 2001
                                     -------------------------------------------------------------------------------
                                                         SOCIAL                               SOCIAL
                                       INCOME TAX  CONTRIBUTION    TOTAL      INCOME TAX  CONTRIBUTION        TOTAL
                                     ------------------------------------------------------------------ ------------
     Pretax income                      631,712       631,712      631,712     407,710        407,710      407,710
     Nominal tax rate                        25%            9%          34%         25%             9%          34%
     Income tax and social
     contribution expense              (157,928)      (56,854)    (214,782)   (101,928)       (36,694)    (138,622)
     Tax effect on:
     - Equity pick-up                   123,673        44,522      168,195      57,304         20,629       77,933
     - Interest on own capital           19,971         7,189       27,160      20,795          7,486       28,281
     - Permanent differences (net)        7,857         3,108       10,965      (2,624)          (602)      (3,226)
                                     ------------------------------------------------------------------ ------------
     Income tax and social               (6,427)       (2,035)      (8,462)    (26,453)        (9,181)     (35,634)
     contribution
                                     ================================================================== ============
     Current                            (36,631)      (12,311)     (48,942)    (23,756)        (7,355)     (31,111)
     Deferred                            30,204        10,276       40,480      (2,697)        (1,826)      (4,523)




----------------------------------------------------------------------------------------------------------------
                                                                                                    CONSOLIDATED
----------------------------------------------------------------------------------------------------------------
Deferred balances
                                                                                                     R$ THOUSAND
                    --------------------------------------------------------------------------------------------
                                           SEPTEMBER 30, 2002                                     JUNE 30, 2002
                    -----------------------------------------  -------------------------------------------------
                                                      ASSETS                                             ASSETS
                    -----------------------------------------  -------------------------------------------------
                                          Social                                       Social
                      Income tax    contribution       Total      Income tax     contribution             Total
                    -------------  -------------- -----------  --------------  ---------------  ----------------
Current                   64,662          17,053      81,715          35,355            6,645            42,000
Long term                147,356          26,467     173,823         126,222           25,426           151,648
                    -------------  -------------- -----------  --------------  ---------------  ----------------
                         212,018          43,520     255,538         161,577           32,071           193,648

                                  LIABILITIES                                    LIABILITIES
                    -----------------------------------------  -------------------------------------------------
                                          Social                                       Social
                      Income tax    contribution       Total      Income tax     contribution             Total
                    -------------  -------------- -----------  --------------  ---------------  ----------------
Current                    1,889               -       1,889           1,368                -             1,368
Long term                500,893          19,559     520,452         399,185           18,943           418,128
                    -------------  -------------- -----------  --------------  ---------------  ----------------
                         502,782          19,559     522,341         400,553           18,943           419,496


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------



  BASIS FOR RECOGNITION OF DEFERRED TAXES
                                                                                                       R$ THOUSAND
                                                     -------------------------------------------------------------
                                                               SEPTEMBER 30, 2002                  JUNE 30, 2002
                                                     ------------------------------ ------------------------------
                                                     INCOME TAX            SOCIAL   INCOME TAX            SOCIAL
                                                                     CONTRIBUTION                   CONTRIBUTION
                                                     ------------  ---------------- ------------  ----------------
  ASSETS
  Income tax loss carryforwards                          410,800                 -      319,107                 -
  Social contribution negative basis                           -           431,859            -           322,781
  Provision for tax contingencies                        357,671            49,837      291,254            56,720
  Provision for expenses (commissions, etc.)              17,049            11,428       12,576             8,876
  Provision for losses - Eletrobras loans                 40,993            11,009       23,602                 -
                                                     ------------  ---------------- ------------  ----------------
                                                         826,513           504,133      646,539           388,377
  LIABILITIES
  Accelerated depreciation with tax incentive          1,359,737            44,514    1,059,001            39,463
  Capital gain                                            16,834            15,036       18,207            15,987
  Amortized negative goodwill                            196,592           157,759      194,392           155,023
                                                     ------------  ---------------- ------------  ----------------
                                                       1,573,163           217,309    1,271,600           210,473


Reconciliation of result                                                                          R$ THOUSAND
                              -------------------------------------------------------------------------------
                                                   SEPTEMBER 30, 2002                      SEPTEMBER 30, 2001
                              -------------------------------------------------------------------------------
                                                  SOCIAL                                 SOCIAL
                                INCOME TAX  CONTRIBUTION        TOTAL  INCOME TAX  CONTRIBUTION         TOTAL
                              -------------------------------------------------------------------------------
Pretax income                    659,654       659,654      659,654     423,658       423,658       423,658
Nominal tax rate                      25%            9%          34%         25%            9%           34%
Income tax and social
contribution expense            (164,914)      (59,369)    (224,283)   (105,915)      (38,129)     (144,044)
Tax effect on:
- Tax rate difference for
foreign companies                (45,887)       (3,978)     (49,865)      1,498          (31)         1,467
- Equity pick-up                 147,060        52,942      200,002      77,893        28,041       105,934
- Interest on own capital         19,999         7,200       27,199      20,866         7,512        28,378
- Permanent differences (net)      6,355         3,824       10,179     (27,190)      (18,281)      (45,471)
                              -------------------------------------------------------------------------------
Income tax and social            (37,387)          619      (36,768)    (32,848)      (20,888)      (53,736)
  contribution
                              ===============================================================================
Current                          (36,128)      (12,444)     (48,572)    (25,084)      (13,058)      (38,142)
Deferred                          (1,259)       13,063       11,804      (7,764)       (7,830)      (15,594)


The Company appropriated the income tax and social contribution tax credits on the provision for post-employment benefits, recorded in the December 31, 2001 balance sheet, and the effect of R$4,533 thousand was recorded in shareholders' equity in the current quarter.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION


The deferred income tax and social contribution tax credits, recorded in long-term, were mainly calculated based on tax contingencies resulting from labor and tax processes, which will be realized as and when processes are settled. In the consolidated are included, besides the amounts relating to the Company, tax credits on tax losses of subsidiary company Acominas, which are expected to be realized up to 2005 based on profit projections.


NOTE 5 - OTHER ACCOUNTS RECEIVABLE


                                                           September 30, 2002                   June 30, 2002
                                               --------------------------------  ------------------------------
                                                     Company      Consolidated       Company      Consolidated
                                               --------------  ----------------  ------------  ----------------
Receivable under contract                             17,943            22,371        12,457            19,682
Assets not for use                                     6,237             6,675         6,188             6,988
Reforestation projects                                 1,501             3,278         1,801             3,422
Prepaid expenses                                      17,609            64,282        13,327            46,551
Insurance receivable - Acominas                            -           150,582             -           114,270
Other                                                  4,647            23,945         5,595            19,496
                                               --------------  ----------------  ------------  ----------------
                                                      47,937           271,133        39,368           210,409
                                               ==============  ================  ============  ================


NOTE 6 - INVESTMENTS IN SUBSIDIARY AND ASSOCIATED COMPANIES

                                               ARMAFER                GERDAU            GERDAU
                                           SERVICOS DE         INTERNACIONAL
                                            CONSTRUCAO       EMPREENDIMENTOS     PARTICIPACOES
NAME                                             LTDA.               LTDA. *          LTDA. **           OTHER
                                        ---------------   -------------------  ----------------    ------------
Number of quotas                            97,894,269           358,644,032       379,941,045
Interest in voting capital                        100%                99.29%            89.98%
Interest in total capital                         100%                99.29%            89.98%
Net equity                                     143,530             2,697,876           558,535
Profit                                           3,589               544,220           (1,569)
Intercompany loan balances - assets            (3,972)                   (9)              (55)          20,287
Intercompany loan balances -
liabilities                                          -                     -                 -       1,149,265
Equity pick-up for the quarter                 (3,483)               413,731             3,843              33
Equity pick-up accumulated in the year           3,588               545,596           (1,152)        (53,342)
Investment balance                             143,530             2,691,922           502,551          16,916
Advance for future capital increase             48,862               278,418           441,948           1,632
Total investment                               192,392             2,970,340           944,499          18,548

*  -  Company with foreign investments.
**  -  Company with investment in Aco Minas Gerais S.A. - Acominas

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


The negative equity in the column Other basically refers to subsidiary Sociedad Industrial Puntana S.A. (SIPSA), whose ownership was transferred in the first quarter of this year.

On September 6, 2002, the Company, through subsidiary GTL Equity Investments Corp., used the option right to purchase 24.79% of the capital of Aco Minas Gerais S.A. - Acominas, at an amount equivalent to US$ 211 million. This transaction resulted in goodwill of US$ 64.1 million (R$ 249 million), which was fully amortized during the quarter.

In September, subsidiary company Gerdau Aza S.A. and Cia. Siderurgica Uachipato S.A. jointly acquired, in equal parts, Comercial Acindar Chile Ltda., for US$
4.8 million. The main activities are the cutting and bending of bars and rods for the civil construction sector and the production of arc welded nettings.

The intercompany loan balances are restated using the average weighted cost of borrowings. As of September 30, 2002, this balance was comprised as follows:

                                                                    BALANCE
                                                               -----------------
Armafer Servicos de Construcao Ltda.                                (3,972)
Seiva S.A. - Florestas e Industrias                                 (1,671)
Fundacao Gerdau                                                      7,837
Sipar Aceros S.A.                                                   13,632
Other                                                                  425
                                                               -----------------
Total assets                                                        16,251
                                                               =================

GTL Equity Investments Corp.                                      (103,181)
GTL Financial Corp.                                             (1,046,084)
                                                               -----------------
Total liabilities                                               (1,149,265)
                                                               =================

Because the operations of Co-Steel Inc. and North America Gerdau group companies were unified, the Company assumed all the financings obtained by Canadian subsidiary companies upon acquisition of Ameristeel Corp. amounting to US$ 266 million, equivalent, at September 30, 2002, to R$ 1,046 million. The debt was assumed on capitalization of the holding company formed out of this union.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
-------------------------------------------------------------------------------


Related company transactions are summarized as follows:


COMPANY                                      PURCHASES         SALES      ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE
                                            -------------   ------------ ---------------------   ----------------
Armafer Servicos de Construcao Ltda.                 -             52                    20                  -
Seiva S.A. - Florestas e Industrias                  -             14                     -                  -
Aco Minas Gerais S.A. - Acominas                92,993          3,536                   502              2,679
Gerdau Laisa S.A.                                    -          1,391                     -                  -
Gerdau Aza S.A.                                      -          2,542                     -                  -
Sipar Aceros S.A.                                    -         11,494                     -                  -


Purchases and sales of inputs and products are made using conditions and terms comparable to those applicable to transactions with unrelated companies.


NOTE 7 - DEFERRED CHARGES

Deferred charges (parent company and consolidated) comprise pre-operating expenses for projects relating to steel mill renovations, reforestations, research, development, and reorganization.

Amortization is on the straight-line basis at rates determined based on the production of projects implemented in relation to installed capacities.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

NOTE 8 - FINANCIAL INSTITUTIONS

Financings are as follows:

                                                      ANNUAL            PARENT COMPANY                CONSOLIDATED
                                                              -------------------------  --------------------------
                                                charges (%)      9.30.02       6.30.02       9.30.02       6.30.02
                                          ------------------  -----------  ------------  ------------  ------------
SHORT TERM
Working capital financing (R$)                    TJLP + 10%          678          651          1,023           960
Fixed assets financing (R$)                   2.00 to 11.02%            -            -          1,831         1,722
Working capital financing (US$)               4.83 to 10.80%      372,165       50,483      2,342,906     1,096,031
Fixed assets financing and other (US$)           2.4 to 7.2%            -            -          1,991         1,642
Working capital financing  (AR$)                       10.8%            -            -          4,519         7,664
Fixed assets financing  (AR$)                          10.8%            -            -          1,467         1,656
Working capital financing  (Cdn$)                      5.61%            -            -         97,819        78,697
Working capital financing  (Clp$)                       7.3%            -            -         54,045        53,115
Short-term portion of long-term financing                         568,170      454,583      1,464,045       998,928
                                                               -----------  -----------  -------------  ------------
                                                                  941,013      505,717      3,969,646     2,240,415

LONG TERM
Working capital financing  (R$)               9.25 to 10.00%            -            -         70,213        36,436
Fixed assets financing and other (R$)          TJLP + 11.86%      462,072      403,681        630,055       560,128
Fixed assets financing and other (US$)        6.07 to 11.02%      429,215      322,450        868,737       608,199
Fixed assets financing  (Clp$)                   6.9 to 8.6%            -            -        149,805       111,427
Working capital financing  (US$)               3.00 to 8.36%      796,097      761,863      2,087,128     1,646,987
Working capital financing  (Clp$)                       6.9%            -            -         21,091         5,875
Investment financing (US$)                             5.53%            -            -        240,330       209,392
Fixed assets financing  (AR$)                         10.38%            -            -             66            79
(-) Short-term portion                                          (568,170)    (454,583)    (1,464,045)     (998,928)
                                                               -----------  -----------  -------------  ------------
                                                                1,119,214    1,033,411      2,603,380     2,179,595
                                                               -----------  -----------  -------------  ------------
Total financings                                                2,060,227    1,539,128      6,573,026     4,420,010
                                                               ===========  ===========  =============  ============

Summary by currency:

                                                                PARENT COMPANY                   CONSOLIDATED
                                              --------------------------------  ------------------------------
                                                     SEP/2002         JUN/2002       SEP/2002        JUN/2002
                                              ---------------  ---------------  --------------  --------------
Brazilian reais (R$)                                  462,749         404,332          703,122         599,246
U.S. dollar (US$)                                   1,597,478       1,134,796        5,541,092       3,562,251
Canadian dollar (Cdn$)                                      -               -           97,819          78,697
Chilean peso (Clp$)                                         -               -          224,941         170,417
Argentine peso (AR$)                                        -               -            6,052           9,399
                                                --------------  --------------  ---------------  --------------
                                                    2,060,227       1,539,128        6,573,026       4,420,010
                                                ==============  ==============  ===============  ==============

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


FINAME (Government Agency for Machinery and Equipment Financing) financings are guaranteed by lien on the assets financed. Other financings are guaranteed by collateral signatures (type of surety) of controlling companies.

Eurobond contracts include covenants limiting financing to four times the cash generation capacity (EBITDA - Earnings before Taxes, Depreciation, and Amortization).

Under the agreement with the National Bank for Economic and Social Development (BNDES) to finance the increase in the holding in Acominas, financing is limited to five times EBITDA.

Prepayment transactions include covenants limiting financing to four times
EBITDA.

Subsidiaries Gerdau Courtice Steel Inc. and Gerdau MRM Steel Inc. have access to revolving credit facilities totaling Cdn$ 73 million and with interest rates that closely approximate market rates for prime customers of from 2% to 3% p.a.

Subsidiary Ameristeel has access to revolving credit facilities totaling US$ 260 million with interest of 4.1% p.a.

The penalty for noncompliance with the covenants mentioned above is the accelerated maturity of the finance agreement. Consolidated EBITDA is used for measuring purposes.

The schedule for payment of the long-term portion of financings is as follows:

                                           PARENT COMPANY          CONSOLIDATED
                                         ----------------    ------------------

2003                                             177,613               448,872
2004                                             454,363             1,290,188
2005                                             191,158               315,931
2006                                             207,621               405,375
2007                                              17,525                64,696
After 2007                                        70,934                78,318
                                         ----------------    ------------------
Total                                          1,119,214             2,603,380

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


NOTE 9 - DEBENTURES

Company and consolidated

                                APPROVED AT THE
                                   SHAREHOLDERS'             NUMBER             NUMBER IN
Issuer                                  MEETING              ISSUED             PORTFOLIO               MATURITY
                          ---------------------   ------------------    ------------------    -------------------
Gerdau S.A.
                                     5.27.1982               48,000                30,221               6.1.2011
                                     6.10.1983               42,000                42,000              2.28.2012
                                     7.14.1982               22,800                16,261               7.1.2012
                                    11.11.1982               59,988                42,756               5.2.2013
                                     6.10.1983               41,880                19,104               9.1.2014
                                     2.27.1981                6,450                 6,450             11.30.2015
                                     6.29.1990               50,000                45,338               6.1.2020
                                    11.23.2001               30,000                     -              11.1.2008
Seiva S.A.                          11.11.1981               12,000                12,000              11.1.2015


During the quarter, the Company carried out a public distribution of debentures of the 13th issue, totaling R$ 300 million.

The characteristics of the debentures are presented in form 10.01 of this quarterly information.


NOTE 10 - FINANCIAL INSTRUMENTS

a) General comments - Gerdau S.A. and its subsidiaries enter into transactions involving financial instruments, the risks of which are managed through financial position strategies and exposure limit controls. All transactions are fully recognized in the books and restricted to the instruments listed below:

- Financial investments - are recognized at their redemption value as of the balance sheet date;
- Investments and loans between subsidiary and associated companies - are commented on and presented in Note 6;
-    Financings - are commented on and presented in Note 8;
-    Debentures - are commented on and presented in Note 9;
- Financial derivatives - in order to minimize the effects of fluctuations in foreign exchange rates on its liabilities, Gerdau S.A entered into swap transactions that were converted into Brazilian reais on the contract date and linked to changes in the interbank deposit rate (CDI). Swap contracts are listed below:

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


                                                                                     Parent company and consolidated
---------------------------------------------------------------------------------------------------------------------
CONTRACT DATE                     TYPE                 AMOUNT             CDI PORTION               MATURITY
                                                   (US$ THOUSAND)
-----------------------  -------------------------------------------  ---------------------  ------------------------
      2.12.2001                 Eurobonds                    50,000                  84.5%          5.20.2004
      2.12.2001                 Eurobonds                    50,000                  87.0%          5.20.2004
      7.18.2001                 Eurobonds                    30,000                 103.7%          5.20.2004
      3.30.2001                  Import                       9,148                 100.0%          10.4.2004
      12.5.2001                  Import                      12,559                 100.0%         12.23.2002
       1.8.2002                  Import                      15,752                 100.0%          3.17.2004
      8.29.2002                  Import                         399                  70.0%          8.25.2003
       9.5.2002                  Import                         243                  79.5%          9.5.2003
       9.6.2002                  Import                         218                  72.0%          9.5.2003
      9.11.2002                  Import                         306                  78.0%          9.11.2003
      9.12.2002                  Import                         395                  56.0%          9.12.2003
      9.13.2002                  Import                         202                  54.0%          9.12.2003
      7.16.2001                Prepayment                    28,584                  85.4%          3.1.2006
      7.18.2001                Prepayment                     9,531                  92.8%          3.1.2006
      2.20.2002              Working capital                 54,000                 106.0%          6.20.2005
      4.17.2002              Working capital                 15,000                 104.5%          4.11.2003
       5.6.2002              Working capital                 10,000                 105.0%          4.24.2003
      5.10.2002              Working capital                 15,000                 106.0%          3.3.2004
       6.3.2002              Working capital                 20,000                 101.5%          5.28.2003
       8.6.2002              Working capital                 10,000                 105.0%          5.28.2003
       2.5.2002                Investments                   50,000                  67.5%         10.29.2004
       2.6.2002                Investments                   50,000                  67.9%         10.29.2004
       2.6.2002                Investments                   50,000                  68.1%         10.29.2004
       2.7.2002                Investments                   66,000                  70.6%         10.29.2004
       5.6.2002                 Suppliers                    20,000                  97.0%          4.1.2004
       5.7.2002                 Suppliers                    25,000                 100.0%          4.1.2004
       5.8.2002                 Suppliers                    40,000                 100.0%          7.1.2004
       8.8.2002                 Suppliers                    60,000                 100.0%          7.28.2004
      8.26.2002                 Suppliers                    10,000                  37.7%          2.21.2003
      8.27.2002                 Suppliers                    25,000                  39.6%          3.25.2003
      8.29.2002                 Suppliers                    15,000                  20.0%          4.25.2003
       9.4.2002                 Suppliers                    10,000                  61.5%          9.1.2003
      9.12.2002                 Suppliers                     5,000                  48.0%          9.5.2003
      9.13.2002                 Suppliers                     5,000                  46.0%          9.8.2003
      9.16.2002                 Suppliers                     5,000                  36.5%          7.14.2003
      9.19.2002                 Suppliers                    10,000                  20.5%          6.16.2003
      9.25.2002                 Suppliers                    10,000                  38.7%          9.22.2003
      9.26.2002                 Suppliers                     5,000                   3.2%          6.3.2003
      9.27.2002                 Suppliers                     9,000                  25.0%          7.24.2003
      9.30.2002                 Suppliers                    10,000               -131.46%         12.30.2002


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------



b) Market value - the market values of financial instruments are as follows:


                                                                 PARENT COMPANY                        CONSOLIDATED
                                                --------------------------------  ----------------------------------
                                                   Book value      Market value       Book value       Market value
                                                ---------------  ----------------  ---------------  ----------------

Financial investments                                 344,432           344,432        1,814,307          1,814,307
Credits on swap transactions                           27,831            27,831           27,831             27,831
Suppliers                                             126,325           126,325          738,209            738,209
Eurobonds                                             308,708           307,333           16,558             34,717
Import financing                                      430,911           414,959          430,911            414,959
Prepayment financing                                  153,009           157,309          830,351            797,289
Working capital financing                             334,380           307,897          334,380            307,897
Other financing                                       833,219           833,219        4,960,826          4,960,826
Debentures                                            553,397           553,397          534,240            534,240
Investments                                         4,139,394         4,139,394          475,208            475,208
Related companies (assets)                             16,251            16,251           17,234             17,234
Related companies (liabilities)                     1,149,265         1,149,265                -                  -
--------------------------------------------------------------------------------------------------------------------

The market value of Eurobonds was obtained using the quotation of the securities in the secondary market.

The market value of swap transactions was obtained based on future income projections for each contract, which were calculated based on the present value (September 30, 2002) of forward US dollar + coupon (assets) and forward CDI (liabilities) using the projected future CDI rate for each maturity. Swap transactions related to financing contracts are classified together with the transactions which have originated them. Contracts not linked to such financing have been recorded at their market value under the heading Credits on swap transactions, in long-term receivables, with a contra-entry to financial income.

The companies believe that the values of other financial instruments which are recognized in the books at net contracted value are substantially similar to those that would be obtained if they were negotiated in the market. However, because the markets for these instruments are not active, differences could exist if it was decided to settle in advance.

c) Risk factors that could affect company businesses

Price risk of goods: this risk is related to the possibility of fluctuations in the prices of products sold or in the prices of raw materials and other input materials used in the production process. Because it operates in the commodities market, sales and cost of goods sold could be affected by changes in international prices. To minimize this risk, price fluctuations are constantly monitored in the domestic and international markets.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


Interest rate risk: this risk arises as a result of the possibility of losses (or gains) due to fluctuations in interest rates applied to company assets (invested) and liabilities assumed in the market. In order to minimize possible impacts resulting from interest rate fluctuations, the policy is to use variable rates (such as LIBOR and CDI) and periodically renegotiate contracts to adjust them to the market. It is not the policy to contract hedges in order to protect against interest rate fluctuations.

Exchange rate risk: this risk is related to the possibility of fluctuations in foreign exchange rates affecting financial expenses (or income) and the liability (or asset) balance of contracts denominated in a foreign currency. In order to hedge these fluctuations, a policy of contracting swap operations as stated in item "a" above is adopted.

Credit risk: this arises from the possibility that the Company might not receive amounts from sales transactions or deposits with financial institutions involving financial investment transactions. In order to mitigate this risk, detailed analyses of the financial position of customers are made, credit limits established, and balances constantly monitored. With regard to financial investments, they are made only in institutions that have been assigned a low credit risk by rating agencies. Furthermore, each institution has a maximum limit for investment determined by the credit committee.


NOTE 11 - RENEGOTIATED OVERDUE TAXES (REFIS)

On December 6, 2000, the companies enrolled in the Tax Recovery Program (REFIS) to pay PIS and COFINS (turnover taxes) in installments. The balances of these tax debts are recorded under taxes and contributions, in current liabilities, and under accounts payable in long-term liabilities. The balances of renegotiated taxes, the payment of which has been divided into 60 installments, are as follows:

                                                                             Parent company and consolidated
                                                        -----------------------------------------------------
                                                                PRINCIPAL         INTEREST             TOTAL
                                                        -----------------  ----------------  ----------------
Social Integration Program (PIS)                                  41,428            10,616            52,044
Social Contribution on Revenues (COFINS)                           9,835             2,520            12,355
                                                        -----------------  ----------------  ----------------
Total                                                             51,263            13,136            64,399

Short-term                                                         8,765             2,081            10,846
Long-term                                                         18,992             4,508            23,500
                                                        -----------------  ----------------  ----------------
Total                                                             27,757             6,589            34,346

Taxes, contributions and other liabilities are paid timely, which is a basic requirement to remain enrolled in the REFIS program.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


To guarantee this installment payment program, the land and buildings of the Usina de Acos Especiais Piratini Unit located in the municipality of Charqueadas, state of Rio Grande do Sul, amounting to R$ 78,494 thousand were pledged.

Income Tax and Social Contribution tax credits of third parties offset against fines and interest on consolidation of debts in the REFIS program as of December 6, 2000 amounted to R$ 57,040 thousand, for which R$ 4,351 thousand was paid for these credits. There was no use of own tax credits.

The negative net effect on the results of operations for 2000 arising from enrollment in the REFIS alternative installment regime was R$ 6,338 thousand.


NOTE 12 - PROVISION FOR CONTINGENCIES

The companies are parties in labor, civil, and tax processes. The latter relate to certain taxes and contributions. Based on the opinion of the legal advisors, management believes that the provision is sufficient to cover probable losses and is reasonably estimated based on unfavorable court decisions and that final decisions would not have significant effects on the financial position as of September 30, 2002.

                                                                PARENT COMPANY                   CONSOLIDATED
                                              --------------------------------  ------------------------------
                                                   9.30.2002        6.30.2002       9.30.2002       6.30.2002
                                              ---------------  ---------------  --------------  --------------
Tax contingencies                                      77,328          84,520           98,629          95,957
Labor contingencies                                    14,203          14,203           24,408          24,408
Civil contingencies                                       318             318            7,210           6,710
                                                --------------  --------------  --------------- ---------------
Total                                                  91,849          99,041          130,247         127,075
                                                ==============  ==============  =============== ===============


NOTE 13 - POST-EMPLOYMENT BENEFITS

a)  Pension plan - defined benefit

The Company and other Group subsidiaries in Brazil are the co-sponsors of defined benefit pension plans that cover almost all employees in Brazil (Gerdau Plan and Acominas Plan). Also, the Canadian and American subsidiaries sponsor defined benefit plans (Canadian Plan and American Plan) that cover almost all their employees. In addition to the pension plan, the American Plan establishes specific health benefits for retired employees, so long as they retire after a certain age and after completing a specific number of years of service. The American subsidiary has the right to modify or eliminate these benefits. Contributions are based on amounts determined on an actuarial basis.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


The Gerdau Plan is managed by Gerdau - Sociedade de Previdencia Privada, an entity created by the Gerdau Group for this purpose. The assets of the Gerdau Plan consist of investments in bank deposit certificates, securities and mutual investment funds. The Acominas Plan is administered by Fundacao Acominas de Seguridade Social (Acos), a private pension fund created for this specific purpose by Acominas. The Canadian and American plans are managed by Royal Trust/Great West Life and Wells Fargo, respectively.

Current expenses of the defined benefit pension plan through September are as follows:

                                                                           Parent company         Consolidated
                                                                         ------------------  -----------------
                                                                                      2002               2002
                                                                         ------------------  -----------------
Current cost of service                                                              3,917             17,351
Interest cost                                                                        9,118             49,596
Return on plan assets                                                               (9,693)           (59,733)
Amortization of cost of past service                                                      -               239
Amortization of (gain) loss                                                               -                16
                                                                         -------------------  -----------------
Net cost of pension plan                                                             3,342              7,469
                                                                         ===================  =================

A reconciliation of assets and liabilities of the plans is presented below:


                                                                           Parent company         Consolidated
                                                                         ------------------   ------------------
                                                                                     2002                2002
                                                                         ------------------   ------------------
Total liabilities                                                                (138,868)           (852,867)
Fair value of plan assets                                                         142,369             875,735
Asset (liability) balance                                                           3,501              22,868
Unrecognized gains or (losses)                                                          -              42,864
Cost of past service                                                                    -                (754)
Other                                                                                   -                (479)
                                                                          -----------------   ------------------
Total assets (liabilities), net                                                     3,501              64,499
                                                                          =================   ==================
Actuarial assets                                                                    3,501             102,765
Pension plan liabilities recognized in the balance sheet                                -             (38,266)
                                                                          -----------------  ------------------
Assets (liabilities), net                                                           3,501              64,499
                                                                          =================  ==================

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


Changes in plan assets and actuarial liabilities were as follows:


                                                                           Parent company        Consolidated
                                                                          ----------------   ------------------
                                                                                     2002                2002
                                                                          ----------------   ------------------
Change in benefits payable
     Benefits payable at the beginning of the period                               125,833             785,920
     Cost of service                                                                 3,917              17,351
     Interest cost                                                                   9,118              49,596
                                                                          -----------------  ------------------
     Benefits payable at the end of the period                                     138,868             852,867
                                                                          =================  ==================


                                                                           Parent company        Consolidated
                                                                          -----------------  ------------------
                                                                                     2002                2002
                                                                          -----------------  ------------------
Change in benefit assets
     Fair value of plan assets at the beginning of the period                      132,676             816,002
     Return on plan assets                                                           9,693              59,733
                                                                          -----------------  ------------------
     Fair value of plan assets at the end of the period                            142,369             875,735
                                                                          =================  ==================

The table below shows a summary of the assumptions made to calculate and record the defined benefit plan for both parent company and consolidated purposes:

                                                Gerdau plan   Acominas plan      Canadian plan       American plan
                                              --------------  --------------   ----------------  -----------------
Average discount rate                                  9.73%          10.24%              7.00%          7.25%
Rate of increase of remuneration                       8.68%           7.75%      2.50% - 4.00%          4.50%

Expected rate of return on assets                      9.73%          10.24%      7.00% - 7.50%          9.25%

b) Pension plan - defined contribution

The parent company is also the co-sponsor of a defined contribution pension plan administered by Gerdau - Sociedade de Previdencia Privada. Contributions are based on a percentage of the compensation of employees. Subsidiary Ameristeel Corp. has a pension plan of this type.

c) Retirement and separation benefits

Executives receive rewards on retirement or separation. The amounts corresponding to such compensation have been provisioned.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


Taking all types of benefits granted to employees into consideration, the position of assets and liabilities was as follows as of September 30, 2002:


                                             PARENT COMPANY      CONSOLIDATED
                                             --------------  -----------------
Pension plan liabilities - defined benefit               -             73,428
Retirement and separation benefits payable          13,331             13,332
                                             --------------  -----------------
Total actuarial liabilities                         13,331             86,760
Actuarial assets                                     3,501            102,765


NOTE 14 - CAPITAL

At September 30, 2002, subscribed and paid-up capital of R$ 1,335,120 thousand is comprised of 39,590,941,783 common and 74,527,528,780 preferred shares with no nominal value.


NOTE 15 - OTHER OPERATING INCOME

The consolidated amount of R$ 52 million for the quarter (R$ 101 million for nine-months) is mainly comprised of loss of profits insurance claims caused by damage to the Acominas blast furnace in March 2002.


NOTE 16 - SUBSEQUENT EVENT

On September 23, 2002, the shareholders of Co-Steel Inc. approved the unification of operations of North American Gerdau group companies and Co-Steel. This union was made effective on October 1, 2002. Accordingly, its effects will have an impact on the financial statements only from the fourth quarter of 2002.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

04.01  NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


NOTE 17 - CASH FLOWS

                                                                                                JANUARY TO SEPTEMBER
                                                        ------------------------------------------------------------
                                                                      Parent company                   Consolidated
                                                        -----------------------------  -----------------------------
                                                                2002            2001           2002            2001
                                                        -------------  --------------  -------------  --------------
Net income                                                   623,250         372,076        622,886         369,922
Equity pick-up                                             (494,690)       (230,339)      (588,241)       (311,570)
Provision for credit risks                                         -          15,374          2,376          14,902
Gain and/or loss on sale of fixed assets                       4,890          19,253          5,963          16,821
Gain and/or loss on sale of investments                        4,087               -          4,089               -
Debt indexation                                              526,733         196,918        827,403         287,522
Depreciation and amortization                                137,343         131,177        385,538         303,931
Investment subsidies                                          33,732          25,156         33,732          25,288
Income tax and social contribution                          (50,903)          18,731       (61,303)          75,420
Interest on debt                                             157,547         134,326        331,470         195,602
Contingencies/judicial deposits                              (7,536)           7,462          3,783           4,808
Changes in trade accounts receivable                       (139,626)       (100,542)      (380,026)       (155,147)
Changes in inventory                                        (23,300)        (40,233)       (68,652)         (7,495)
Changes in suppliers                                          24,663          14,980        202,594         123,032
Other operating activity accounts                             26,128        (16,909)      (163,363)        (11,642)
                                                        -------------  --------------  -------------  --------------
Net cash from operating activities                           822,318         547,430      1,158,249         931,394
Purchase/sale of fixed assets                              (169,366)       (125,796)      (426,581)       (260,127)
Increase in deferred charges                                 (1,188)         (1,503)        (6,820)         (2,346)
Purchase/sale of investments                             (1,902,630)          52,391    (1,011,841)        (11,191)
Dividends                                                     13,171               -         43,957               -
                                                        -------------  --------------  -------------  --------------
Cash investments                                         (2,060,013)        (74,908)    (1,401,285)       (273,664)
Suppliers - fixed assets                                    (10,229)         (1,778)       (27,146)         (1,721)
Working capital financing                                    402,726         (7,423)        503,494          12,227
Debentures                                                   291,579        (11,885)        287,356        (11,885)
Increase in financing of permanent assets                    572,255          60,461      1,466,921         395,489
Amortization of financing of permanent assets              (395,081)       (111,381)    (1,027,369)       (687,339)
Payment of interest on financing                            (82,260)        (75,747)      (242,203)       (134,614)
Loans with related companies                                 854,461        (31,963)       (15,535)        (14,268)
Payment of dividends/interest and profit sharing           (200,036)       (125,660)      (253,595)       (133,345)
                                                        -------------  --------------  -------------  --------------
Net cash from financial activities                         1,433,415       (305,376)        691,923       (575,456)
Change in cash balance                                       195,720         167,146        448,887          82,274
Cash and cash equivalents
At the beginning of the period                               177,400         188,188      1,012,822         704,169
Cash adjustment at the beginning of the period                                              501,149         149,114
At the end of the period                                     373,120         355,334      1,962,858         935,557


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

05.01 - Comments on the Quarterly Performance
--------------------------------------------------------------------------------


The main highlights for the quarter are as follows:

Net income of Gerdau S.A. reached R$ 324.8 million, 73.7% higher than the second quarter, and was R$ 623.3 million in the first nine months, a 67.5% increase compared to the same period of 2001.

Consolidated sales during the quarter reached R$ 1.4 billion, 20.2% higher than in the second quarter. Up to September 2002, sales reached R$ 3.6 billion, that is, 23.2% higher than in the same period of 2001.

EBITDA (Earnings before Taxes, Depreciation, and Amortization) reached R$ 378.1 million, accumulating R$ 922.2 million in 2002.

The Board of Directors has another member since October 10, 2002. The shareholders approved Mr. Andre Lara Resende, and the Board now has eight members, of whom three are independent.

PRODUCTION

Production of crude steel totaled 962.7 thousand tons from July to September, 10.4% higher than in the second quarter.

Rolled steel production reached 891.4 thousand tons, a 8.8% increase compared to the volume produced in the second quarter.

SALES

Total sales in the quarter reached 1.1 million tons, 11.1% higher than in the previous quarter. In the domestic market, 956 thousand tons were sold from July to September, an increase of 15.3%. Exports totaled 171 thousand tons, 8.0% less than in the second quarter.

RESULTS

Net sales totaled R$ 1.1 billion in the third quarter of 2002, an increase of 20.5% compared to the previous quarter, and is mainly attributable to an improvement in the mix of products sold in the domestic market.

Gross profit increased from R$ 364.1 million in the second quarter to R$ 472.0 million in the third quarter. Because the cost of sales increased by only 14.6% in relation to 20.5% in net sales, the gross margin increased from 39.07% in the second quarter to 42.05% in the period from July to September.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

05.01  COMMENTS ON THE QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------



Selling, general and administrative expenses together totaled R$ 140.4 million (+7.6% in the quarter), a much lesser increase compared to sales reached in the quarter.

Because the cost of sales and operating expenses increased much less in relation to net sales, the EBITDA margin increased from 29.95% in the second quarter to 33.69% in the third quarter. EBITDA for the quarter reached R$ 378.1 million, 35.5% higher than in the previous quarter.

The devaluation of the Brazilian real in relation to the U.S. dollar of 36.9% had an adverse impact on net financial expenses for the third quarter which totaled R$ 443.6 million, that is, 239.4% more than in the second quarter.

If on the one side the Brazilian real devaluation had an adverse impact on financial expenses, on the other side it also resulted in a significant valuation of the Company's investments abroad. Consequently, equity in the earnings of foreign subsidiaries amounted to R$ 414.1 million in the third quarter.

The provision for income tax and social contribution presented a deferred asset of R$ 37.6 million for the quarter due to deductible exchange effects.

Net income reached R$ 324.8 million in the third quarter of 2002, 73.7% higher than in the prior quarter.

INVESTMENTS

With the objective of offering high quality products at competitive prices, the Company has maintained its investment program to improve productivity, upgrade technology of plants, and develop new products.

Investments in fixed assets during the third quarter amounted to US$ 20.6 million, totaling US$ 62.7 million in the year.

FINANCIAL DEBT

At September 30, 2002, the gross debt was R$ 3.8 billion, of which 25% short term (R$ 941.0 million) and 75% long-term (R$ 2.8 billion). Compared to the amount as of June 30, 2002, gross debt increased by 104.5%, which is attributable to the assumption by Gerdau S.A. of debts incurred by the Canadian companies on acquisition of Ameristeel, as a result of the unification of operations of the American subsidiary companies with Co-Steel, and to the devaluation of the Brazilian real in relation to the U.S. and Canadian dollars.

Short-term debt comprised R$ 102.1 million denominated in Brazilian reais and R$
838.9 million in foreign currency.

Long-term debt comprised R$ 913.2 million denominated in Brazilian reais and R$
1.9 billion in foreign currency.

Available funds and financial investments at September 30, 2002 totaled R$ 373.1 million.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

05.01  COMMENTS ON THE QUARTERLY PERFORMANCE
--------------------------------------------------------------------------------


CAPITAL MARKETS

Interest on own capital was paid to the shareholders of Gerdau S.A. on August 15, 2002 and amounted to R$ 79.9 million, corresponding to R$ 0.70 per thousand shares.

At the Sao Paulo Stock Exchange (BOVESPA), the movement on the company's shares
(GGBR) amounted to R$ 978.7 million in the first nine months of 2002, 113.1% higher than in the same period of 2001, an average of R$ 5.2 million per day. During the quarter, trading involved 36,578 spot trades and 33.9 billion shares. Preferred shares appreciated 28.9% in the year.

In the United States of America, 10.9 million of ADRs of Gerdau S.A were traded on the New York Stock Exchange (NYSE), moving US$ 118.0 million in the period from January to September 2002, an average of US$ 621 thousand per day.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (R$ thousand)
--------------------------------------------------------------------------------


1 - CODE        2 - DESCRIPTION                                     3 - 9/30/2002           4 - 6/30/2002

1               Total assets                                                    13,102,386              10,620,207
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01            Current assets                                                   5,431,658               3,708,311
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.01         Available funds                                                    148,551                  36,938
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02         Credits                                                          3,128,954               1,874,943
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02.01      Trade accounts receivable                                        1,255,855               1,016,195
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02.02      Tax credits                                                         58,792                  54,837
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.02.03      Marketable securities                                            1,814,307                 803,911
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03         Inventories                                                      1,773,620               1,519,364
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.01      Finished products                                                  736,158                 600,666
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.02      Work in process                                                    293,160                 263,865
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.03      Raw materials                                                      281,586                 251,912
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.04      Warehouse materials                                                435,792                 378,733
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.03.05      Advances to suppliers                                               26,924                  24,188
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04         Other                                                              380,533                 277,066
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04.01      Other receivables                                                  271,133                 210,409
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04.02      Deferred income tax and social contribution                         81,715                  42,000
--------------- --------------------------------------------------- ----------------------- -----------------------
1.01.04.03      Advances to employees                                               27,685                  24,657
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02            Long-term receivables                                              379,203                 354,179
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.01         Sundry credits                                                      11,198                   9,345
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.01.01      Eletrobras loans                                                    11,198                   9,345
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02         Receivables from related companies                                  17,234                  47,428
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02.01      Associated companies                                                17,234                  47,428
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02.02      Subsidiary companies                                                     0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.02.03      Other                                                                    0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.03         Other                                                              350,771                 297,406
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.03.01      Judicial deposits and other                                        176,948                 145,758
--------------- --------------------------------------------------- ----------------------- -----------------------
1.02.03.02      Deferred income tax and social contribution                        173,823                 151,648
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03            Permanent assets                                                 7,291,525               6,557,717
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01         Investments                                                        475,208                 356,709
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01.01      In associated companies                                                  0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01.02      In subsidiary companies                                                  0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.01.03      Other                                                                    0                       0
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02         Fixed assets                                                     6,800,127               6,184,855
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.01      Land, buildings and constructions                                3,311,321               3,086,287
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.02      Machinery, equipment and installations                           6,942,573               6,105,143
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.03      Furniture and fixtures                                             117,544                 105,378
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.04      Vehicles                                                            39,218                  34,594
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.05      Electronic data equipment                                          167,355                 163,527
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.06      Construction in progress                                           378,120                 378,656
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.07      Forestation/reforestation                                          143,362                 138,084
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.02.08      Accumulated depreciation                                       (4,299,357)             (3,826,814)
--------------- --------------------------------------------------- ----------------------- -----------------------
1.03.03         Deferred charges                                                    16,190                  16,153
--------------- --------------------------------------------------- ----------------------- -----------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND SHAREHOLDERS' EQUITY (R$ THOUSAND)




1 - CODE        2 - DESCRIPTION                                 3 - 9/30/2002            4 - 6/30/2002
--------------- ----------------------------------------------- ------------------------ ------------------------
2               Total liabilities and shareholders' equity                   13,102,386               10,620,207
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01            Current liabilities                                           5,226,577                3,428,999
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.01         Financings                                                    3,969,646                2,240,415
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.02         Debentures                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.03         Suppliers                                                       738,209                  700,837
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.04         Taxes, charges and contributions                                185,765                  158,669
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.05         Dividends payable                                                     0                   70,002
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.06         Provisions                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.07         Payables to related companies                                         0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08         Other                                                           332,957                  259,076
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.01      Salaries payable                                                135,710                  103,457
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.02      Deferred income tax and social contribution                       1,889                    1,368
--------------- ----------------------------------------------- ------------------------ ------------------------
2.01.08.03      Other payables                                                  195,358                  154,251
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02            Long-term liabilities                                         3,957,284                3,058,975
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.01         Financings                                                    2,603,380                2,179,595
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.02         Debentures                                                      534,240                  205,522
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.03         Provisions                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.04         Payables to related companies                                          0                       0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05         Other                                                           819,664                  673,858
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.01      Provision for contingencies                                     130,247                  127,075
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.02      Deferred income tax and social contribution                     520,452                  418,128
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.03      Other payables                                                   82,205                   64,650
--------------- ----------------------------------------------- ------------------------ ------------------------
2.02.05.04      Benefits to employees                                            86,760                   64,005
--------------- ----------------------------------------------- ------------------------ ------------------------
2.03            Deferred income                                                       0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.04            Minority interest                                               636,147                1,190,300
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05            Shareholders' equity                                          3,282,378                2,941,933
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.01         Paid-up capital                                               1,335,120                1,335,120
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.02         Capital reserves                                                288,945                  277,813
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.03         Revaluation reserves                                                  0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.03.01      Own assets                                                            0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.03.02      Subsidiary/associated companies                                       0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04         Revenue reserves                                              1,110,413                1,110,413
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.01      Legal                                                                 0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.02      Statutory                                                             0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.03      Contingencies                                                         0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.04      Unrealized profits                                                    0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.05      Retention of profits                                                  0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.06      Special for undistributed dividends                                   0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.04.07      Other                                                                 0                        0
--------------- ----------------------------------------------- ------------------------ ------------------------
2.05.05         Retained earnings                                               547,900                  218,587
--------------- ----------------------------------------------- ------------------------ ------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


07.01 - CONSOLIDATED STATEMENT OF INCOME (R$ THOUSAND)


Code          Description
                                                               3 -          4 -          5 -           6 -
                                                               7/1/2002     1/1/2002     7/1/2001 to   1/1/2001 to
                                                               to           to           9/30/2001     9/30/2001
                                                               9/30/2002    9/30/2002
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.01          Gross sales and/or services                        3,590,854    8,062,461     2,069,454     5,506,637
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.02          Deductions                                         (632,397)  (1,467,107)     (342,915)     (917,870)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.02.01       Taxes on sales                                     (314,965)    (807,749)     (242,017)     (653,323)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.02.02       Freights and discounts                             (317,432)    (659,358)     (100,898)     (264,547)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.03          Net sales and/or services                          2,958,457    6,595,354     1,726,539     4,588,767
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.04          Cost of sales and/or services rendered           (2,137,035)  (4,717,764)   (1,207,140)   (3,342,839)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.05          Gross profit                                         821,422    1,877,590       519,399     1,245,928
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06          Operating expenses/income                          (487,773)  (1,181,470)     (326,495)     (809,655)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.01       Selling                                             (93,340)    (238,986)      (70,219)     (185,065)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.02       General and administrative                         (208,728)    (490,440)     (129,834)     (351,995)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.03       Financial, net                                     (730,077)  (1,141,182)     (288,028)     (584,223)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.03.01    Financial income                                     160,651      238,523        34,809        90,819
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.03.02    Financial expenses                                 (890,728)  (1,379,705)     (322,837)     (675,042)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.04       Other operating income                                52,155      100,897             0         1,284
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.05       Other operating expenses                                   0            0       (1,226)       (1,226)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.06.06       Equity in the results of subsidiary and              492,217      588,241       162,812       311,570
              associated companies
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.07          Operating profit                                     333,649      696,120       192,904       436,273
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.08          Non-operating results                               (17,933)     (27,799)       (4,026)       (5,633)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.08.01       Income                                                     0            0             0             0
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.08.02       Expenses                                            (17,933)     (27,799)       (4,026)       (5,633)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.09          Net income before taxation and participations        315,716      668,321       188,878       430,640
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.10          Provision for income tax and social                    5,114     (48,572)      (22,307)      (38,142)
              contribution
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.11          Deferred income tax                                   10,086       11,804      (16,816)      (15,594)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.12          Statutory participations and contributions           (3,479)      (8,667)       (3,321)       (6,982)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.12.01       Participations                                       (3,479)      (8,667)       (3,321)       (6,982)
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.12.02       Contributions                                              0            0             0             0
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.13          Reversal of interest on capital                            0            0             0             0
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.14          Minority interest                                    (2,657)          364         1,291         2,154
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
3.15          Net income for the period                            324,780      623,250       147,725       372,076
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
              Number of shares (thousand), excluding           114,118,471  114,118,471   113,491,706   113,491,706
              treasury stock
------------- ------------------------------------------------ ------------ ------------ ------------- -------------
              Net income per share                                 0.00285      0.00546       0.00130       0.00328
------------- ------------------------------------------------ ------------ ------------ ------------- -------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

08.01 - Comments on the Consolidated Performance
--------------------------------------------------------------------------------


The results of Gerdau S.A. and its subsidiary companies in the third quarter of 2002 reflected the good operating performance, as well as the effect of the devaluation of the Brazilian real in relation to the U.S. dollar. This performance was also enhanced by a better utilization of Acominas installed capacity, where operations were prejudiced in the previous quarter due to a temporary shutdown of the blast furnace. The highlights for the quarter are as follows:

o Consolidated net income reached R$ 327.4 million in the third quarter of 2002, 92.5% higher than in the second quarter. In the first nine months of 2002, net income reached R$ 623.2 million, a 68.4% increase compared to the same period in 2001.

o Consolidated sales totaled R$ 3.6 billion in the third quarter of 2002, 48.5% higher than in the second quarter. Up to September 2002, sales reached R$ 8.1 billion, that is, 46.4% higher than in the same period of 2001.

o    EBITDA (Earnings before Taxes, Depreciation, and Amortization) reached R$
     682.2 million, accumulating R$ 1.5 billion in 2002.

o The Acominas blast furnace went back to operating at full capacity on September 1, 2002.

o On August 13, 2002, the North America subsidiary companies (Courtice Steel, MRM, and AmeriSteel) and Co-Steel Inc. in Canada, announced the signing of an agreement to unify their North American operations. At the Extraordinary General Meeting on September 23, 2002, the shareholders of Co-Steel approved the proposal and the change in name of Co-Steel to Gerdau AmeriSteel Corporation. Its shares will continue to be traded on the Toronto Stock Exchange, however, under the new name when approved by this institution.

o On September 6, 2002, Gerdau exercised the option to purchase the 24.8% interest held by Natsteel in Acominas for US$ 211.6 million, which is to be paid at sight on October 18, 2002. With the conclusion of this transaction, Gerdau will hold an interest of 78.9% in the capital of Acominas. Goodwill on this transaction totaled US$ 64.1 million, which was fully amortized during the quarter.

o Gerdau S.A. Board of Directors has another member since October 10, 2002. The shareholders approved Mr. Andre Lara Resende and the Board now has eight members, of which three are independent.

o On September 19, 2002, Gerdau was awarded, for the third consecutive time, the 7th ANEFAC-FIPECAFI-SERASA Prize for being classified among the ten best financial statements published in 2001.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE
--------------------------------------------------------------------------------

o On October 11, 2002, the IISI (International Iron & Steel Institute) announced, during the 36th Annual Conference held in Rome, the name of the ten best world siderurgy websites (Annual IISI Website Competition). AmeriSteel and Gerdau websites were ranked as 5th and 6th, respectively, Gerdau being the only Brazilian company awarded.

PRODUCTION

The recovery of Acominas production at a rhythm closer to installed capacity together with better conditions for the sale of long steel products, both in the domestic and in the foreign market, allowed Gerdau S.A. and its subsidiary companies to significantly increase the production of steel and rolled steel during the third quarter of 2002.

IN THOUSAND TONS                    3RD Q 02      2ND Q 02      3RD Q 01         9 MONTHS/02    9 MONTHS/01
------------------------------------------------------------------------------------------------------------
Crude steel
         Brazil                        1,614         1,181         1,075               4,290          3,241
         North America                   646           687           557               1,996          1,752
         South America                    74            72            68                 215            209
         Total                         2,334         1,940         1,700               6,501          5,202
------------------------------------------------------------------------------------------------------------
Rolled steel
         Brazil                          961           876           862               2,635          2,604
         North America                   621           634           560               1,867          1,667
         South America                    84            81            79                 236            254
         Total                         1,666         1,591         1,501               4,738          4,525
------------------------------------------------------------------------------------------------------------

o Production of crude steel totaled 2.3 million tons in the period from July to September 2002, 20.3% higher than in the second quarter, this increase arising mainly from the higher production of Acominas. Rolled steel production reached 1.7 million tons, a 4.8% increase compared to the volume produced in the second quarter.

o In Brazil, the Gerdau companies produced 1.6 million tons of crude steel and 960.8 million tons of rolled steel, 36.7% and 9.6% higher, respectively, than the volumes produced in the second quarter. Gerdau S.A. produced 962.7 thousand tons of crude steel (+10.4%) and 891.4 thousand tons of rolled steel (+8.8%) during the quarter. Acominas produced 650.9 thousand tons of crude steel and 69.4 thousand tons of rolled steel, a 110.9% and 21.9% increase, respectively, compared to the second quarter.

o The North America subsidiaries produced 646.0 thousand tons of crude steel and 621.7 thousand tons of rolled steel during the quarter, 6.0% and 1.9%, respectively, lower than in the second quarter.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE
--------------------------------------------------------------------------------

o In South America (Chile, Uruguay, and Argentina) 74.1 thousand tons of steel were produced, 2.9% higher than in the second quarter, and 83.8 thousand tons of rolled steel, a 3.9% increase compared to the volume in the second quarter.

SALES

The main reasons for the increase in sales during the months of July to September 2002 were the increase in Acominas production and an improved internal demand, mainly in the agricultural and livestock sector and related segments, such as farm implements and agriculture machinery.

IN THOUSAND TONS                    3RD Q 02      2ND Q 02      3RD Q 01         9 MONTHS/02    9 MONTHS/01
------------------------------------------------------------------------------------------------------------
Brazil
         Domestic                      1,086           932           975                2,894         2,858
         Exports                         495           280           122                1,311           514
         Total                         1,581         1,212         1,097                4,205         3,372
------------------------------------------------------------------------------------------------------------

Abroad
         North America                   647           695           577                1,966         1,773
         South America                    84            75            75                  247           286
         Total                           731           770           652                2,213         2,059
------------------------------------------------------------------------------------------------------------
         Total Consolidated            2,312         1,982         1,749                6,418         5,431
------------------------------------------------------------------------------------------------------------

o Third quarter consolidated sales totaled 2.3 million tons, 16.6% higher than in the previous quarter, of which, 68%, that is, 1.6 million tons, was sold by companies located in Brazil and the remaining 32% (730.8 thousand tons) by companies abroad.

o    In the domestic market, Gerdau companies increased sales by 16.6%, selling
     1.1 million tons from July to September 2002. Exports, favored by better prices in the foreign market and by the devaluation of the Brazilian currency, reached 494.8 thousand tons in the quarter, 76.7% higher than in the second quarter.

o The North America subsidiaries sold 646.5 thousand tons in the quarter, a 7.0% decrease compared to the second quarter due to reduced demand both in Canada and the United States.

o In South America (excluding Brazil), sales reached 84.3 thousand tons, 12.0% higher than in the previous quarter. Chile was mainly responsible for this growth (+27.3%), clearly compensating the weak demand in Uruguay and Argentina.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE
--------------------------------------------------------------------------------

RESULTS

The increase in volume sold both in the domestic and foreign markets, the strong devaluation of the Brazilian real in relation to the U.S. dollar, and the rise in the prices of siderurgical products in the foreign market, were the main reasons which influenced the results in the third quarter of 2002.

IN R$ MILLION                       3RD Q/02      2ND Q/02      3RD Q/01          9 MONTHS/02        9 MONTHS/01
-----------------------------------------------------------------------------------------------------------------

Net sales
         Consolidated Brazil          1,446.4       1,086.1        926.2              3,623.3            2,544.4
         North America                1,372.1         818.5        706.4              2,694.1            1,780.6
         South America                  140.0          73.4         94.0                278.0              263.8
         Total                        2,958.5       1,978.0      1,726.6              6,595.4            4,588.8
-----------------------------------------------------------------------------------------------------------------
EBITDA
         Consolidated Brazil            491.5         310.2        307.3              1,134.8              722.8
         North America                  150.8         105.4         92.5                316.6              225.9
         South America                   39.9          23.6         30.0                 82.3               64.1
         Total                          682.2         439.2        429.8              1,533.7            1,012.8
-----------------------------------------------------------------------------------------------------------------
Net income
         Consolidated Brazil            263.9         135.5        140.5                512.7              343.2
         North America                   56.7          31.0          4.5                101.1               21.8
         South America                    6.8           3.6          1.4                  9.1                4.9
         Total                          327.4         170.1        146.4                622.9              369.9
-----------------------------------------------------------------------------------------------------------------

o Third quarter net sales reached R$ 3.0 billion, a 49.6% increase compared to the previous quarter, which is attributed to the above mentioned factors.

o Gross profit increased from R$ 558.7 million in the second quarter to R$ 821.4 million in the third quarter. Because cost of sales increased by 50.6% compared to 47.0% in net sales, gross margin for the quarter was 27.77% against 28.24% in the period from April to June 2002.

o Selling, general, and administrative expenses totaled R$ 302.1 million (+29.6% in the quarter), a much smaller increase compared to the net sales reached in the quarter.

o Although cost of sales increased more than net sales, the smaller increase in operating expenses was decisive for the EBITDA margin to increase in the third quarter compared to the previous one. With an EBITDA of R$ 682.2 million for the quarter, the margin was 23.06% against 22.20% in the previous quarter.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE
--------------------------------------------------------------------------------


o Also in this quarter, Acominas recorded in results amounts relating to an indemnification for loss of profits in the period, which will be paid by the insurance company. Amounts recorded in the quarter totaled R$ 62.7 million.

o The provision for income tax and social contribution presented a deferred asset of R$ 15.2 million for the quarter due to deductible exchange effects.

o Consolidated net income reached R$ 324.7 million in the third quarter of 2002, 93.3% higher than in the second quarter. It should be pointed out that if the monetary and exchange effects on the debt, net of income tax (R$ 359.9 million), and on foreign investments (R$ 492.2 million) were not taken into consideration, the result would be R$ 195.1 million in the quarter

INVESTMENTS

With the objective of offering high quality products at competitive prices, Gerdau has maintained its investment program to improve productivity, upgrade plant technology, and develop new products.

o Investments by the Brazilian companies in fixed assets during the third quarter amounted to US$ 35.5 million, accumulating US$ 126.9 million for the nine-months. Of the amount invested during the quarter, US$ 20.6 million was invested by Gerdau S.A., US$ 14.5 million by Acominas, and US$ 352 thousand by other Brazilian subsidiaries.

o Gerdau S.A. foreign subsidiaries invested US$ 7.1 million during the quarter, of which US$ 6.5 million in North America and US$ 634 thousand in South America. Up to September 2002, investments made by these subsidiaries totaled US$ 27.1 million.

o In September 2002, Gerdau Aza S.A., Chile, and Cia. Siderurgica Huachipato S.A., a CAP Group company, acquired, in equal parts, Comercial Acindar Chile Ltda., located in the North zone of Santiago, for US$ 4.8 million. The company acquired, a subsidiary of Argentine company Acindar S.A., started operations in 1991 as a trader of long steel products and, in 1996, specialized in the services of cutting and bending bars and rods for the civil construction segment. In 2001, it started the manufacturing of arc welded netting for civil construction. This joint venture will add value to Gerdau Aza and complete its line of civil construction products.

FINANCIAL DEBT

o At September 30, 2002, consolidated gross debt amounted to R$ 7.1 billion, of which 55.9% short-term (R$ 4.0 billion) and 44.1% long-term (R$ 3.1 billion). Compared to the amount as of June 30, 2002, the debt increased 53.7%, which is mainly attributable to the devaluation of the Brazilian real in relation to the U.S. and Canadian dollars.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE
--------------------------------------------------------------------------------


o Short-term debt comprised R$ 108.3 million denominated in Brazilian reais, R$ 1.7 billion in foreign currency contracted by Brazilian subsidiaries and R$ 2.2 billion contracted by subsidiaries abroad.

o    Long-term debt comprised R$ 1.1 billion denominated in Brazilian reais, R$
     916.0 million in foreign currency contracted by Brazilian subsidiaries and R$ 1.1 billion contracted by subsidiaries abroad.

o    Of the debt in a foreign currency contracted by Brazilian subsidiaries (R$
     2.6 billion short and long-term), R$ 1.8 billion (amount translated into reais at the contract dates) was hedged by swap transactions realized in 2001 and 2002 against fluctuations in the U.S. dollar in relation to the Brazilian real.

o In September 2002, EBITDA corresponded to 4.8 times the amount of net financial expenses (excluding monetary and exchange variations) and the net debt corresponded to 2.8 times the EBITDA for the last twelve months.

o Available funds and marketable securities as of September 30, 2002 totaled R$ 2.0 billion. Of this amount, R$ 1.3 billion was indexed to the U.S. dollar.

CAPITAL MARKETS

o On October 25, 2002, teleconferences in Portuguese and English will be held to comment on the quarterly results. For more information, those interested in participating can access our website at www.gerdau.com.br/ri.

o In November 2002, Gerdau will promote three presentations to ABAMECs' associates to discuss the third quarter 2002 results. On November 18, 2002, the presentation will be in Rio de Janeiro and on November 19, 2002 in Sao Paulo and Porto Alegre.

o Interest on own capital was paid on August 15, 2002 to the shareholders of Gerdau S.A. and amounted to R$ 79.9 million, corresponding to R$ 0.70 per thousand shares.

o On the Sao Paulo Stock Exchange (BOVESPA), Gerdau S.A. shares (GGBR) moved a total of R$ 978.7 million in the first nine months of 2002, 113.1% higher than in the same period of 2001, an average of R$ 5.2 million per day. During the quarter, trading volume involved 36,578 trades and 33.9 billion shares. The preferred shares appreciated 28.9% during the year.

o In the United States of America, 10.9 million ADRs of Gerdau S.A were traded on the New York Stock Exchange (NYSE), moving US$ 118.0 million in the period from January to September 2002, an average of US$ 621 thousand per day.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

09.01 - INVESTMENTS IN SUBSIDIARY AND/OR ASSOCIATED COMPANIES
--------------------------------------------------------------------------------


1 -    2 - COMPANY NAME          3 - CNPJ        4 - CLASSIFICATION      5 - % OF INVESTEES     6 - % OF SHARE
ITEM                                                                     CAPITAL                HOLDERS' EQUITY OF
                                                                                                INVESTOR
--------------------------------------------------------------------------------------------------------------------
7 - TYPE OF COMPANY              8 - NUMBER OF SHARES FOR THE QUARTER    9 - NUMBER  OF SHARES IN THE PRIOR
                                 (THOUSANDS)                             QUARTER (THOUSANDS)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  01   Gerdau Intern. Empreend.  87.040.598/0001-Closed Subsidiary                         99.78              90.49
       Ltda.
--------------------------------------------------------------------------------------------------------------------
Commercial, industrial and other                                1,156,012                                   368,097
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  03   Gerdau Participacoes Ltda.02.186.673/0001-Closed Subsidiary                         89.98              28.77
--------------------------------------------------------------------------------------------------------------------
Commercial, industrial and other                                  379,941                                   379,941
--------------------------------------------------------------------------------------------------------------------


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - Characteristics of Public or Private Issue of Debentures

-----------------------------------------------------------------
1 - ITEM                                                      01
-----------------------------------------------------------------
2 - ORDER NUMBER                                              03
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                           DCA-82/018
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                              7/29/1982
-----------------------------------------------------------------
5 - ISSUED SERIES                                              A
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                      SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                    PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                    6/1/1982
-----------------------------------------------------------------
9 - MATURITY DATE                                       6/1/2011
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                             NO PREFERENCE
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT             100% of CDI
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMIANAL VALUE (reais)                               347.31
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                    8,335
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    24,000
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                         13,217
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                            10,783
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                     10/1/2002
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                              2/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

-----------------------------------------------------------------
1 - ITEM                                                       02
-----------------------------------------------------------------
2 - ORDER NUMBER                                               03
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                            DCA-82/019
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                               8/11/1982
-----------------------------------------------------------------
5 - ISSUED SERIES                                               B
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                       SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                     PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                     6/1/1982
-----------------------------------------------------------------
9 - MATURITY DATE                                        6/1/2011
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                              NO PREFERENCE
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT              100% of CDI
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMINAL VALUE (reais)                                 347.31
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                     8,335
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    24,000
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                          4,562
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                            19,438
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                     10/1/2002
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                              2/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

-----------------------------------------------------------------
1 - ITEM                                                       03
-----------------------------------------------------------------
2 - ORDER NUMBER                                               04
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                            DCA-83/043
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                                8/8/1983
-----------------------------------------------------------------
5 - ISSUED SERIES                                               1
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                       SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                     PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                    5/31/1983
-----------------------------------------------------------------
9 - MATURITY DATE                                       2/28/2012
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                              NO PREFERENCE
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT              100% of CDI
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMINAL VALUE (reais)                                 347.31
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                    14,587
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    42,000
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                              0
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                            42,000
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                     10/1/2002
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                              2/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                       05
-----------------------------------------------------------------
2 - ORDER NUMBER                                                7
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                            DCA-82/024
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                               2/28/1982
-----------------------------------------------------------------
5 - ISSUED SERIES                                               1
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                       SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                     PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                     7/1/1982
-----------------------------------------------------------------
9 - MATURITY DATE                                        7/1/2012
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                              NO PREFERENCE
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT              100% of CDI
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMINAL VALUE (reais)                                 347.31
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                     7,918
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    22,800
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                          6,539
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                            16,261
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                     10/1/2002
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                              2/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                        06
------------------------------------------------------------------
2 - ORDER NUMBER                                                 8
------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                             DCA-82/004
------------------------------------------------------------------
4 - CVM REGISTRATION DATE                               12/23/1982
------------------------------------------------------------------
5 - ISSUED SERIES                                                1
------------------------------------------------------------------
6 - TYPE OF ISSUANCE                                        SIMPLE
------------------------------------------------------------------
7 - NATURE OF ISSUANCE                                      PUBLIC
------------------------------------------------------------------
8 - DATE OF ISSUANCE                                     11/1/1982
------------------------------------------------------------------
9 - MATURITY DATE                                         5/2/2013
------------------------------------------------------------------
10 - TYPE OF DEBENTURE                               NO PREFERENCE
------------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT               100% of CDI
------------------------------------------------------------------
12 - PREMIUM/DISCOUNT
------------------------------------------------------------------
13 - NOMINAL VALUE (reais)                                  347.31
------------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                     20,834
------------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                     59,988
------------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                          17,232
------------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                             42,756
------------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                  0
------------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                 0
------------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                              0
------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                      10/1/2002
------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                               2/1/2003
------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                        07
------------------------------------------------------------------
2 - ORDER NUMBER                                                 9
------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                             DCA-83/044
------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                 8/8/1983
------------------------------------------------------------------
5 - ISSUED SERIES                                                1
------------------------------------------------------------------
6 - TYPE OF ISSUANCE                                        SIMPLE
------------------------------------------------------------------
7 - NATURE OF ISSUANCE                                      PUBLIC
------------------------------------------------------------------
8 - DATE OF ISSUANCE                                      5/1/1983
------------------------------------------------------------------
9 - MATURITY DATE                                         9/1/2014
------------------------------------------------------------------
10 - TYPE OF DEBENTURE                               NO PREFERENCE
------------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT               100% OF CDI
------------------------------------------------------------------
12 - PREMIUM/DISCOUNT
------------------------------------------------------------------
13 - NOMINAL VALUE (reais)                                  347.31
------------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                     14,545
------------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                     41,880
------------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                          22,776
------------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                             19,104
------------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                  0
------------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                 0
------------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                              0
------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                      10/1/2002
------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                               2/1/2003
------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                        08
------------------------------------------------------------------
2 - ORDER NUMBER                                                10
------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                             DEB-81/017
------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                 5/7/1981
------------------------------------------------------------------
5 - ISSUED SERIES                                                1
------------------------------------------------------------------
6 - TYPE OF ISSUANCE                                        SIMPLE
------------------------------------------------------------------
7 - NATURE OF ISSUANCE                                      PUBLIC
------------------------------------------------------------------
8 - DATE OF ISSUANCE                                     2/27/1981
------------------------------------------------------------------
9 - MATURITY DATE                                       11/30/2015
------------------------------------------------------------------
10 - TYPE OF DEBENTURE                                 SUBORDINATE
------------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT
------------------------------------------------------------------
12 - PREMIUM/DISCOUNT
------------------------------------------------------------------
13 - NOMINAL VALUE (reais)                                1,041.92
------------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                      6,720
------------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                      6,450
------------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                               0
------------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                              6,450
------------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                  0
------------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                 0
------------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                              0
------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION
------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                             11/30/2015
------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                       09
-----------------------------------------------------------------
2 - ORDER NUMBER                                               11
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                            DEB-90/041
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                                9/3/1990
-----------------------------------------------------------------
5 - ISSUED SERIES                                               A
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                       SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                     PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                     6/1/1990
-----------------------------------------------------------------
9 - MATURITY DATE                                        6/1/2020
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                              NO PREFERENCE
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT              100% OF CDI
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMINAL VALUE (reais)                               1,310.59
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                    32,764
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    25,000
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                          3,259
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                            21,741
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                     10/1/2002
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                              2/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                       10
-----------------------------------------------------------------
2 - ORDER NUMBER                                               11
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                            DEB-91/004
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                                1/8/1991
-----------------------------------------------------------------
5 - ISSUED SERIES                                               B
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                       SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                     PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                     6/1/1990
-----------------------------------------------------------------
9 - MATURITY DATE                                        6/1/2020
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                              NO PREFERENCE
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT              100% OF CDI
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMINAL VALUE (reais)                               1,310.59
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                    32,764
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    25,000
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                          1,403
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                            23,597
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION                      10/1/2002
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                               2/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------


10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                       11
-----------------------------------------------------------------
2 - ORDER NUMBER                                               13
-----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                  CVM/SRE/DEB/2002/016
-----------------------------------------------------------------
4 - CVM REGISTRATION DATE                               5/27/2002
-----------------------------------------------------------------
5 - ISSUED SERIES                                               1
-----------------------------------------------------------------
6 - TYPE OF ISSUANCE                                       SIMPLE
-----------------------------------------------------------------
7 - NATURE OF ISSUANCE                                     PUBLIC
-----------------------------------------------------------------
8 - DATE OF ISSUANCE                                    11/1/2001
-----------------------------------------------------------------
9 - MATURITY DATE                                       11/1/2008
-----------------------------------------------------------------
10 - TYPE OF DEBENTURE                               SUBORDINATED
-----------------------------------------------------------------
11 - CONDITION OF REMUNERATION IN EFFECT            CDI + 1% p.a.
-----------------------------------------------------------------
12 - PREMIUM/DISCOUNT
-----------------------------------------------------------------
13 - NOMINAL VALUE (reais)                              10,765.59
-----------------------------------------------------------------
14 - ISSUED AMOUNT (thousands of reais)                   322,967
-----------------------------------------------------------------
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                    30,000
-----------------------------------------------------------------
16 - OUTSTANDING DEBENTURES (UNIT)                         30,000
-----------------------------------------------------------------
17 - TREASURY DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
18 - REDEEMED DEBENTURES (UNIT)                                 0
-----------------------------------------------------------------
19 - CONVERTED DEBENTURES (UNIT)                                0
-----------------------------------------------------------------
20 - DEBENTURES TO BE PLACED (UNIT)                             0
-----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION
-----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                             11/1/2003
-----------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

16.01 OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT


In compliance with the Differentiated Practices for Corporate Governance Regulation (Level 1), we present below spreadsheets showing ownership interests involving all direct or indirect holdings that exceed 5% of voting capital, including individual holdings.


                                                                                        -POSITION AS OF SEPTEMBER 30, 2002
GERDAU S.A. - CNPJ No. 33.611.500/0001-19
- Capital: R$ 1,335,120,134.51
OWNERSHIP

                                                                         NUMBER OF SHARES
                                            ---------------------------------------------------------------------------------
            SHAREHOLDER'S NAME                       COMMON                 PREFERRED                       TOTAL
                                            ---------------------------------------------------------------------------------
                                              NUMBER OF                   NUMBER OF                  NUMBER OF
                                               SHARES         %            SHARES           %         SHARES             %

METALURGICA GERDAU S/A                      32,677,464,100     82.54    20,723,815,548     27.81    53,401,279,648     46.79
STA. FELICIDADE COM. EXP. DE PRODS SID LTDA   936,949,502       2.37    2,999,759,664       4.02    3,936,709,166       3.45
OTHER CONTROLLING SHAREHOLDERS              1,540,195,676       3.89       95,818,451       0.13    1,636,014,127       1.43
                                            -------------       ----       ----------       ----    -------------       ----
SUBTOTAL                                    35,154,609,278     88.79    23,819,393,663     31.96    58,974,002,941     51.68
OUTSTANDING SHARES                          4,436,332,505      11.21    50,708,135,117     68.04    55,144,467,622     48.32
                                            --------------    ------    --------------    ------    ---------------   ------
TOTAL ISSUED                                39,590,941,783    100.00    74,527,528,780    100.00    114,118,470,563   100.00
                                            --------------    ------    --------------    ------    ---------------   ------


METALURGICA GERDAU S.A. - CNPJ No. 92.690.783/0001-09
- Capital: R$ 640,000,000.00
OWNERSHIP

                                                                         NUMBER OF SHARES
                                            ---------------------------------------------------------------------------------
            SHAREHOLDER'S NAME                       COMMON                 PREFERRED                       TOTAL
                                            ---------------------------------------------------------------------------------
                                              NUMBER OF                   NUMBER OF                  NUMBER OF
                                               SHARES         %            SHARES           %         SHARES             %

INDAC - IND. ADM. E COM. S/A                2,238,363,245      32.30               -          -      2,238,363,245      10.77
GERDAU GROUP EMPREEND. LTDA                 1,772,313,022      25.57         773,150       0.01      1,773,068,172       8.53
GERSUL EMPREEND. IMOBS. LTDA                  965,121,748      13.93               -          -        965,121,748       4.64
                                            --------------    ------    --------------    ------    ---------------    ------
SUBTOTAL                                    4,975,798,015      71.80         773,150       0.01      4,976,571,165      23.94
OTHER                                       1,954,934,725      28.20    13,860,692,230     99.99     15,815,627,055     76.06
                                            --------------    ------    --------------    ------    ---------------    ------
TOTAL                                       6,930,732,740     100.00    13,861,465,480    100.00     20,792,198,220    100.00
                                            --------------    ------    --------------    ------    ---------------    ------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

16.01  OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

STA FELICIDADE COM., IMPORT. E EXPORT DE PROD.
SIDERURGICOS LTDA - CNPJ NO. 78.566.288/0001-53
- CAPITAL: R$ 30,000,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------

METALURGICA GERDAU S/A                                     29,999,450    100.00
GRUPO GERDAU EMPREENDIMENTOS LTDA                                 150      0.00
                                                                  ---      ----
SUBTOTAL                                                   29,999,600    100.00
OTHER                                                             400      0.00
--------------------------------------------------------------------------------
TOTAL                                                      30,000,000    100.00
--------------------------------------------------------------------------------


INDAC - INDUSTRIA, ADMINISTRACAO E COMERCIO S/A - CNPJ NO. 92.690.817/0001-57
- CAPITAL: R$ 199,596,393.21
OWNERSHIP


----------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF SHARES
                                   -----------------------------------------------------------------------------
        SHAREHOLDER'S NAME                  COMMON                 PREFERRED                     TOTAL
                                   -----------------------------------------------------------------------------
                                     NUMBER OF                NUMBER OF                   NUMBER OF
                                      SHARES           %         SHARES           %          SHARES         %
----------------------------------------------------------------------------------------------------------------

CINDAC - EMPREEND. E PART. S/A       436,019,687     100.00             -          -      436,019,687      33.33
OTHER                                          -          -   872,039,374     100.00      872,039,374      66.67
----------------------------------------------------------------------------------------------------------------
TOTAL                                436,019,687     100.00   872,039,374     100.00    1,308,059,061     100.00
----------------------------------------------------------------------------------------------------------------


GRUPO GERDAU EMPREENDIMENTOS LTDA - CNPJ NO. 87.153.730/0001-00
- CAPITAL: R$ 30,238,616.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------

INDAC - INDUSTRIA, ADMINISTRACAO E COMERCIO SA             26,557,324     87.83
OTHER                                                       3,681,292     12.17
--------------------------------------------------------------------------------
TOTAL                                                      30,238,616    100.00
--------------------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

16.01  OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT


GERSUL EMPREENDIMENTOS IMOBILIARIOS LTDA - CNPJ NO. 89.558.555/0001-67
- CAPITAL: R$ 15,000,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------

GRUPO GERDAU EMPREENDIMENTOS LTDA                           4,599,393     30.66
ACOTER PARTICIPACOES LTDA                                   5,676,577     37.85
INDAC - IND. ADM. E COMERCIO S/A                            3,492,430     23.28
                                                            ---------     -----
SUBTOTAL                                                   13,768,400     91.79
OTHER                                                       1,231,600      8.21
--------------------------------------------------------------------------------
TOTAL                                                      15,000,000    100.00
--------------------------------------------------------------------------------


CINDAC - EMPREENDIMENTOS E PARTICIPACOES S/A - CNPJ NO. 89.550.883/0001-17
- CAPITAL: R$ 41,660,000.00
OWNERSHIP


---------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF SHARES
                                    ---------------------------------------------------------------------------
        SHAREHOLDER'S NAME                   COMMON                 PREFERRED                  TOTAL
                                    ---------------------------------------------------------------------------
                                      NUMBER OF                NUMBER OF                NUMBER OF
                                        SHARES         %        SHARES         %         SHARES         %
---------------------------------------------------------------------------------------------------------------

GETER - REPRES. E ADM. LTDA                      1     25.00             -          -             1      25.00
KLATER - REPRES. E ADM. LTDA                     1     25.00             -          -             1      25.00
JOTER - REPRES. E ADM. LTDA                      1     25.00             -          -             1      25.00
FRETER - REPRES. E ADM. LTDA                     1     25.00             -          -             1      25.00
---------------------------------------------------------------------------------------------------------------
TOTAL                                            4    100.00             -          -             4     100.00
---------------------------------------------------------------------------------------------------------------


ACOTER PARTICIPACOES LTDA - CNPJ NO. 02.290.525/0001-34
- CAPITAL: R$ 12,800,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------
CINDAC - EMPREEND. E PARTICIPACOES S/A                     10,609,500     82.89
GRUPO GERDAU EMPREENDIMENTOS LTDA                           2,190,500     17.11
--------------------------------------------------------------------------------
TOTAL                                                      12,800,000    100.00
--------------------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

16.01  OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

GETER - REPRESENTACOES E ADMINISTRACAO LTDA - CNPJ NO. 92.690.833/0001-40
- CAPITAL: R$ 22,000,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOATS       %
--------------------------------------------------------------------------------
GERMANO HUGO GERDAU JOHANNPETER                            21,995,674     99.98
OTHER                                                           4,326      0.02
--------------------------------------------------------------------------------
TOTAL                                                      22,000,000    100.00
--------------------------------------------------------------------------------


KLATER - REPRESENTACOES E ADMINISTRACAO LTDA - CNPJ NO. 92.690.841/0001-96
- CAPITAL: R$ 20,000,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------

KLAUS GERDAU JOHANNPETER                                   19,999,985    100.00
OTHER                                                              15      0.00
--------------------------------------------------------------------------------
TOTAL                                                      20,000,000    100.00
--------------------------------------------------------------------------------


JOTER - REPRESENTACOES E ADMINISTRACAO LTDA - CNPJ NO. 92.690.825/0001-01
- CAPITAL: R$ 20,000,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------
JORGE GERDAU JOHANNPETER                                   19,999,994    100.00
OTHER                                                               6      0.00
--------------------------------------------------------------------------------
TOTAL                                                      20,000,000    100.00
--------------------------------------------------------------------------------

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

16.01  OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

FRETER - REPRESENTACOES E ADMINISTRACAO LTDA - CNPJ NO. 92.807.171/0001-45
- CAPITAL: R$ 20,000,000.00
OWNERSHIP
--------------------------------------------------------------------------------
                                                              TOTAL
                                                  ------------------------------
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %
--------------------------------------------------------------------------------
FREDERICO CARLOS  GERDAU JOHANNPETER                       19,999,097    100.00
OTHER                                                             903      0.00
--------------------------------------------------------------------------------
TOTAL                                                      20,000,000    100.00
--------------------------------------------------------------------------------

In compliance with the Differentiated Practices for Corporate Governance Regulation (Level 1), we present below spreadsheets showing the number and characteristics of shares issued by the Company and which are directly or indirectly held by the Controlling Shareholders, Directors, Members of the Audit Committee, and Executive Directors.


                                                                                                - POSITION AS OF SEPTEMBER 30, 2002

GERDAU S.A. - CNPJ No. 33.611.500/0001-19
- Capital: R$ 1,335,120,134.51
OWNERSHIP
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF SHARES
                                              -------------------------------------------------------------------------------------
                 SHAREHOLDER                       COMMON           %         PREFERRED          %           TOTAL            %
-----------------------------------------------------------------------------------------------------------------------------------
Controlling Shareholders                        35,154,609,278      100.00   23,819,393,663       99.84   58,974,002,941      99.93
Directors                                               21,984        0.00        1,393,068        0.01        1,415,052       0.00
Audit Committee                                              -           -        8,766,402        0.04        8,766,402       0.01
Executive Directors                                    421,660        0.00       27,839,962        0.12       28,261,622       0.05
Total                                           35,155,052,922      100.00   23,857,393,095      100.00   59,012,446,017     100.00
                                                --------------      ------   --------------      ------   --------------     ------


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

16.01  OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

In compliance with the Differentiated Practices for Corporate Governance Regulation (Level 1), we present below spreadsheets showing the number of outstanding shares and their percentage in relation to total shares issued.

                                                                                        - POSITION AS OF SEPTEMBER 30, 2002

GERDAU S.A. - CNPJ NO. 33.611.500/0001-19
- CAPITAL: R$ 1, 335,120,134.51
OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF SHARES
                                          ---------------------------------------------------------------------------------
               SHAREHOLDER                         COMMON                 PREFERRED                  TOTAL
                                          ---------------------------------------------------------------------------------
                                            NUMBER OF                  NUMBER OF                  NUMBER OF
                                              SHARES           %         SHARES           %         SHARES             %
---------------------------------------------------------------------------------------------------------------------------

METALURGICA GERDAU S/A                    32,677,464,100     82.54    20,723,815,548     27.81    53,401,279,648     46.79
STA. FELICIDADE COM. EXP. DE PRODS SID       936,949,502      2.37     2,999,759,664      4.03     3,936,709,166      3.45
LTDA
OTHER CONTROLLING SHAREHOLDERS             1,540,195,676      3.89        95,818,451      0.13     1,636,014,127      1.43
                                           -------------      ----        ----------      ----     -------------      ----
SUBTOTAL                                  35,154,609,278     88.79    23,819,393,663     31.96    58,974,002,941     51.68
OUTSTANDING SHARES                         4,436,332,505     11.21    50,708,135,117     68.04    55,144,467,622     48.32
---------------------------------------------------------------------------------------------------------------------
TOTAL ISSUED                              39,590,941,783    100.00    74,527,528,780    100.00    114,118,470,563   100.00
---------------------------------------------------------------------------------------------------------------------


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            9/30/2002
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
1  -  CVM CODE       2  -  COMPANY NAME            3  -  General Taxpayers' Registration (CNPJ)
-----------------------------------------------------------------------------------------------------------------------------------
00398-0              Gerdau S.A.                   33.611.500/0001-19
-----------------------------------------------------------------------------------------------------------------------------------

17.01 - REPORT ON LIMITED REVIEW - UNQUALIFIED

--------------------------------------------------------------------------------

      REPORT OF INDEPENDENT ACCOUNTANTS ON THE
      LIMITED REVIEW OF THE QUARTERLY INFORMATION

      October 15, 2002

      To the Board of Directors and Shareholders
      Gerdau  S.A.



1 We have performed a limited review of the quarterly information of Gerdau S.A. (parent company) and of the consolidated quarterly information of Gerdau S.A. and its subsidiary companies as of and for the quarter and nine-month period ended September 30, 2002. This quarterly information is the responsibility of Company management.

2 Our reviews were conducted in accordance with specific standards established by the Brazilian Institute of Independent Auditors (IBRACON) in conjunction with the Federal Accounting Council (CFC) and consisted primarily of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas of the companies as to the main criteria adopted in the preparation of the quarterly information, and (b) review of the information and subsequent events that have or could have significant effects on the financial position and operations of the companies.

3 Based on our limited reviews, we are not aware of any significant change that should be made to the quarterly information for it to be in conformity with accounting principles determined by Brazilian corporate law for the preparation of quarterly information and the standards established by the Brazilian Securities Commission (CVM).

4 The quarterly information (ITR) also contains accounting information for the quarter ended June 30, 2002, which was reviewed by us, and for the nine-month period ended September 30, 2001, which was reviewed by other independent accountants. Unqualified limited review reports on this quarterly information were issued on July 15, 2002 and October 16, 2001, respectively.




      PricewaterhouseCoopers                Carlos Alberto de Sousa
      Auditores Independentes               Partner
      CRC 2SP000160/O-5 "S" RS              Contador CRC 1RJ056561/S-7 "S" RS

                                     CONTENT

-----------------------------------------------------------------------------------------------------------------
   GROUP      EXHIBIT    DESCRIPTION                                                                     PAGE
-----------------------------------------------------------------------------------------------------------------
     01          01     Identification                                                                    1
-----------------------------------------------------------------------------------------------------------------
     01          02     Head office                                                                       1
-----------------------------------------------------------------------------------------------------------------
     01          03     Investor relations officer (Company mail address)                                 1
-----------------------------------------------------------------------------------------------------------------
     01          04     General information/Independent accountants                                       1
-----------------------------------------------------------------------------------------------------------------
     01          05     Capital composition                                                               2
-----------------------------------------------------------------------------------------------------------------
     01          06     Characteristics of the company                                                    2
-----------------------------------------------------------------------------------------------------------------
     01          07     Companies excluded from the consolidated financial statements                     2
-----------------------------------------------------------------------------------------------------------------
     01          08     Dividends APPROVED AND/OR PAID DURING AND after THE QUARTER                       2
-----------------------------------------------------------------------------------------------------------------
     01          09     Subscribed capital and alterations DURING the current QUARTER                     3
-----------------------------------------------------------------------------------------------------------------
     01          10     Investor relations officer                                                        3
-----------------------------------------------------------------------------------------------------------------
     02          01     Balance sheet - assets                                                            4
-----------------------------------------------------------------------------------------------------------------
     02          02     Balance sheet - liabilities and shareholders' equity                              5
-----------------------------------------------------------------------------------------------------------------
     03          01     Statement of Income                                                               6
-----------------------------------------------------------------------------------------------------------------
     04          01     Notes to the Quarterly Information                                                7
-----------------------------------------------------------------------------------------------------------------
     05          01     Comments on the Quarterly Performance                                             26
-----------------------------------------------------------------------------------------------------------------
     06          01     Consolidated balance sheet - assets                                               29
-----------------------------------------------------------------------------------------------------------------
     06          02     Consolidated balance sheet - liabilities and shareholders' equity                 30
-----------------------------------------------------------------------------------------------------------------
     07          01     Consolidated statement of income                                                  31
-----------------------------------------------------------------------------------------------------------------
     08          01     Comments on the CONSOLIDATED Performance                                          32
-----------------------------------------------------------------------------------------------------------------
     09          01     Investments in subsidiary and/or associated companies                             38
-----------------------------------------------------------------------------------------------------------------
     10          01     Characteristics of public or private debenture issues                             39
-----------------------------------------------------------------------------------------------------------------
     16          01     Other information the company CONSIDERS relevant                                  49
-----------------------------------------------------------------------------------------------------------------
     17          01     Report on LIMITED review                                                          55
-----------------------------------------------------------------------------------------------------------------
                                                Gerdau Inter. Empreend. Ltda.
-----------------------------------------------------------------------------------------------------------------
                                                 Gerdau Participacoes Ltda.                              /57